                                                                    EXHIBIT 10.1

                                VECTOR GROUP LTD.

                      6 1/4% Convertible Subordinated Notes
                                    due 2008

           ----------------------------------------------------------

                                    INDENTURE

                            Dated as of July 5, 2001

           ----------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                     TRUSTEE

           ----------------------------------------------------------

                             CROSS REFERENCE TABLE*

                                                                                             PAGE
                                                                                             ----

TIA SECTION............................................................................  INDENTURE SECTION
  310(a)(1)............................................................................        7.09
     (a)(2)............................................................................        7.09
     (a)(3)............................................................................        N.A.
     (a)(4)............................................................................        N.A.
     (b)...............................................................................     7.08; 7.10
     (c)...............................................................................        N.A.
  311(a)...............................................................................        7.13
     (b)...............................................................................        7.13
     (c)...............................................................................        N.A.
  312(a)...............................................................................        2.05
     (b)...............................................................................        12.03
     (c)...............................................................................        12.03
  313(a)...............................................................................        7.14
     (b)(1)............................................................................        N.A.
     (b)(2)............................................................................        7.14
     (c)...............................................................................        12.02
     (d)...............................................................................        7.14
  314(a)...............................................................................  4.02; 4.03; 12.02
     (b)...............................................................................        N.A.
     (c)(1)............................................................................        12.04
     (c)(2)............................................................................        12.04
     (c)(3)............................................................................        N.A.
     (d)...............................................................................        N.A.
     (e)...............................................................................        12.05
     (f)...............................................................................        N.A.
  315(a)...............................................................................        7.01
     (b)...............................................................................     7.15; 12.02
     (c)...............................................................................        7.01
     (d)...............................................................................        7.01
     (e)...............................................................................        6.11
  316(a) (last sentence)...............................................................        2.08
     (a)(1)(A).........................................................................        6.05
     (a)(1)(B).........................................................................        6.04
     (a)(2)............................................................................        N.A.
     (b)...............................................................................        6.07
  317(a)(1)............................................................................        6.08
     (a)(2)............................................................................        6.09
     (b)...............................................................................        2.04
  318(a)...............................................................................        12.01

                           N.A. means Not Applicable.


--------
* Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS*

                                                                                                               PAGE
                                                                                                               ----
                         ARTICLE 1 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   SECTION 1.01           Definitions.............................................................................1
   SECTION 1.02           Other Definitions.......................................................................9
   SECTION 1.03           Incorporation by Reference of Trust Indenture Act......................................10
   SECTION 1.04           Rules of Construction..................................................................10
   SECTION 1.05           Acts of Holders........................................................................10

                          ARTICLE 2 THE NOTES

   SECTION 2.01           Form and Dating........................................................................11
   SECTION 2.02           Execution and Authentication...........................................................13
   SECTION 2.03           Registrar, Paying Agent and Conversion Agent...........................................14
   SECTION 2.04           Paying Agent to Hold Money and Notes in Trust..........................................14
   SECTION 2.05           Noteholder Lists.......................................................................15
   SECTION 2.06           Transfer and Exchange..................................................................15
   SECTION 2.07           Replacement Notes......................................................................16
   SECTION 2.08           Outstanding Notes; Determinations of Holders' Action...................................17
   SECTION 2.09           Temporary Notes........................................................................18
   SECTION 2.10           Cancellation...........................................................................18
   SECTION 2.11           Persons Deemed Owners..................................................................18
   SECTION 2.12           Global Notes...........................................................................18
   SECTION 2.13           CUSIP Numbers..........................................................................23
   SECTION 2.14           Defaulted Interest.....................................................................23

                          ARTICLE 3 REDEMPTION AND PURCHASES

   SECTION 3.01           Provisional Redemption.................................................................23
   SECTION 3.02           Optional Redemption....................................................................24
   SECTION 3.03           Notice of Trustee......................................................................24
   SECTION 3.04           Selection of Notes to be Redeemed......................................................25
   SECTION 3.05           Notice of Redemption...................................................................25
   SECTION 3.06           Effect of Notice of Redemption.........................................................26
   SECTION 3.07           Deposit of Redemption Price............................................................26
   SECTION 3.08           Notes Redeemed in Part.................................................................27
   SECTION 3.09           Conversion Arrangement on Call for Redemption..........................................27
   SECTION 3.10           Repurchase of Notes at Option of the Holder upon Change of Control.....................28
   SECTION 3.11           Effect of Change of Control Repurchase Notice..........................................32
   SECTION 3.12           Deposit of Change of Control Repurchase Price..........................................32



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*    Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.


                                                                                                               PAGE
                                                                                                               ----
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   SECTION 3.13           Notes Purchased in Part................................................................33
   SECTION 3.14           Covenant to Comply with Securities Laws upon Purchase of Notes.........................33
   SECTION 3.15           Repayment to the Company...............................................................33

                          ARTICLE 4 COVENANTS

   SECTION 4.01           Payment of Principal, Premium, Interest on the Notes...................................33
   SECTION 4.02           SEC and Other Reports..................................................................34
   SECTION 4.03           Compliance Certificate.................................................................34
   SECTION 4.04           Further Instruments and Acts...........................................................34
   SECTION 4.05           Maintenance of Office or Agency........................................................34
   SECTION 4.06           Delivery of Certain Information........................................................35

                          ARTICLE 5 SUCCESSOR CORPORATION

   SECTION 5.01           When Company May Merge or Transfer Assets..............................................35

                          ARTICLE 6 DEFAULTS AND REMEDIES

   SECTION 6.01           Events of Default......................................................................36
   SECTION 6.02           Acceleration...........................................................................38
   SECTION 6.03           Other Remedies.........................................................................38
   SECTION 6.04           Waiver of Past Defaults................................................................39
   SECTION 6.05           Control by Majority....................................................................39
   SECTION 6.06           Limitation on Suits....................................................................39
   SECTION 6.07           Rights of Holders to Receive Payment...................................................39
   SECTION 6.08           Collection Suit by Trustee.............................................................40
   SECTION 6.09           Trustee May File Proofs of Claim.......................................................40
   SECTION 6.10           Priorities.............................................................................40
   SECTION 6.11           Undertaking for Costs..................................................................41
   SECTION 6.12           Waiver of Stay, Extension or Usury Laws................................................41

                          ARTICLE 7 TRUSTEE

   SECTION 7.01           Duties and Responsibilities of the Trustee; During Default; Prior to Default...........41
   SECTION 7.02           Certain Rights of the Trustee..........................................................43
   SECTION 7.03           Trustee Not Responsible for Recitals, Disposition of Notes or Application of
                          Proceeds Thereof.......................................................................44
   SECTION 7.04           Trustee and Agents May Hold Notes; Collections, etc....................................44
   SECTION 7.05           Moneys Held by Trustee.................................................................44
   SECTION 7.06           Compensation and Indemnification of Trustee and Its Prior Claim........................44
   SECTION 7.07           Right of Trustee to Rely on Officers' Certificate, etc.................................45
   SECTION 7.08           Conflicting Interests..................................................................45
   SECTION 7.09           Persons Eligible for Appointment as Trustee............................................45
   SECTION 7.10           Resignation and Removal; Appointment of Successor Trustee..............................46
   SECTION 7.11           Acceptance of Appointment by Successor Trustee.........................................47
   SECTION 7.12           Merger, Conversion, Consolidation or Succession to Business of Trustee.................47


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

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   SECTION 7.13           Preferential Collection of Claims Against the Company..................................48
   SECTION 7.14           Reports by the Trustee.................................................................48
   SECTION 7.15           Trustee to Give Notice of Default, But May Withhold in Certain Circumstances...........48

                          ARTICLE 8 DISCHARGE OF INDENTURE

   SECTION 8.01           Discharge of Liability on Notes........................................................48
   SECTION 8.02           Repayment of the Company...............................................................49

                          ARTICLE 9 AMENDMENTS

   SECTION 9.01           Without Consent of Holders.............................................................49
   SECTION 9.02           With Consent of Holders................................................................50
   SECTION 9.03           Compliance with Trust Indenture Act....................................................50
   SECTION 9.04           Revocation and Effect of Consents, Waivers and Actions.................................50
   SECTION 9.05           Notation on or Exchange of Notes.......................................................51
   SECTION 9.06           Trustee to Sign Supplemental Indentures................................................51
   SECTION 9.07           Effect of Supplemental Indentures......................................................51

                          ARTICLE 10 CONVERSION

   SECTION 10.01          Conversion Right and Conversion Price..................................................51
   SECTION 10.02          Exercise of Conversion Right...........................................................52
   SECTION 10.03          Fractions of Shares....................................................................53
   SECTION 10.04          Adjustment of Conversion Price.........................................................53
   SECTION 10.05          Notice of Adjustments of Conversion Price..............................................60
   SECTION 10.06          Notice Prior to Certain Actions........................................................61
   SECTION 10.07          Company to Reserve Common Stock........................................................62
   SECTION 10.08          Taxes on Conversions...................................................................62
   SECTION 10.09          Covenant as to Common Stock............................................................62
   SECTION 10.10          Cancellation of Converted Notes........................................................62
   SECTION 10.11          Effect of Reclassification, Consolidation, Merger or Sale..............................62
   SECTION 10.12          Responsibility of Trustee for Conversion Provisions....................................63

                          ARTICLE 11 SUBORDINATION

   SECTION 11.01          Agreement to Subordinate...............................................................64
   SECTION 11.02          Liquidation; Dissolution; Bankruptcy...................................................64
   SECTION 11.03          Default on Designated Senior Indebtedness..............................................64
   SECTION 11.04          When Distribution Must Be Paid Over....................................................65
   SECTION 11.05          Notice by the Company..................................................................66
   SECTION 11.06          Subrogation............................................................................66
   SECTION 11.07          Relative Rights........................................................................66
   SECTION 11.08          Subordination May Not Be Impaired by the Company.......................................66
   SECTION 11.09          Distribution or Notice to Representative...............................................67
   SECTION 11.10          Rights of Trustee and Paying Agent.....................................................67

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

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                          ARTICLE 12 MISCELLANEOUS

   SECTION 12.01          Trust Indenture Act Controls...........................................................67
   SECTION 12.02          Notices................................................................................68
   SECTION 12.03          Communication by Holders with Other Holders............................................69
   SECTION 12.04          Certificate and Opinion as to Conditions Precedent.....................................69
   SECTION 12.05          Statements Required in Certificate or Opinion..........................................69
   SECTION 12.06          Separability Clause....................................................................69
   SECTION 12.07          Rules by Trustee, Paying Agent, Conversion Agent and Registrar.........................69
   SECTION 12.08          Legal Holidays.........................................................................70
   SECTION 12.09          Governing Law..........................................................................70
   SECTION 12.10          No Recourse Against Others.............................................................70
   SECTION 12.11          Successors.............................................................................70
   SECTION 12.12          Multiple Originals.....................................................................70



EXHIBITS

Exhibit A-1.......Form of Face of Global Note
Exhibit A-2.......Form of Certificated Note
Exhibit B-1.......Transfer Certificate
Exhibit B-2.......Form of Letter to Be Delivered by Accredited Investors
Exhibit B-3.......Form of Letter to Be Delivered in Connection with Regulation S Transfers


                  INDENTURE dated as of July 5, 2001 between VECTOR GROUP LTD., a Delaware corporation (the "Company"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association with trust powers, as Trustee hereunder (the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 6 1/4% Convertible Subordinated Notes due 2008 (herein called the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Notes, when the Notes are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Notes, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.

                  This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required to be a part of and to govern indentures qualified under the Trust Indenture Act of 1939, as amended.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.01 DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

         (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Note, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of such board.

                  "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

                  "BUSINESS DAY" means each day of the year other than a Saturday or a Sunday on which banking institutions are not required or authorized to close in the City of New York or Miami, Florida.

                  "CAPITAL STOCK" of any person means any and all shares, interests in, rights to purchase, warrants, options, participations or other equivalents of (however designated) capital stock of such person, including, without limitation, all common stock and preferred stock.

                  "CERTIFICATED NOTES" means Notes that are in the form of the Notes attached hereto as Exhibit A-2.

                  "CLOSING PRICE" of any security on any date of determination means:

                  (1) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security on the New York Stock Exchange on such date;

                  (2) if such security is not listed for trading on the New York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed;

                  (3) if such security is not so listed on a U.S. national or regional securities exchange, the closing sale price as reported by the NASDAQ National Market;

                  (4) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (5) if such bid price is not available, the average of the mid-point of the last bid and ask price of such security on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

                  "COMMON STOCK" means the common stock, par value $0.10 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 10.11, shares issuable on conversion or repurchase of Notes shall include only shares of common stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Notes shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "COMMON STOCK" means any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer.

                  "COMPANY" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

                  "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by any two Officers.

                  "CONVERSION AGENT" means any person authorized by the Company to convert Notes in accordance with Article 10 hereof.

                  "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 180 East 5th Street, St. Paul, Minnesota 55101, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

                  "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "DESIGNATED SENIOR INDEBTEDNESS" means any Senior Indebtedness, the principal amount of which is, or under which the lenders party thereto are committed to lend or advance, $10 million or more, provided, that such senior indebtedness has been designated by the Company in the instrument or agreement creating or evidencing the same as "Designated Senior Indebtedness."

                  "DOLLAR" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "GAAP" means United States generally accepted accounting principles as in effect from time to time.

                  "GLOBAL NOTES" means Notes that are in the form of the Notes attached hereto as Exhibit A-1, and to the extent that such Notes are required to bear the Legend required by Section 2.06(f), such Notes will be in the form of a 144A Global Note.

                  "HOLDER" or "NOTEHOLDER" means a person in whose name a Note is registered on the Registrar's books.

                  "INDEBTEDNESS" means, with respect to any person, without duplication:

                  (1) all liabilities of such person for borrowed money (including overdrafts) or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities;

                  (2) all obligations of such person evidenced by bonds, notes, debentures or other similar instruments;

                  (3) indebtedness of such person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business;

                  (4) all capitalized lease obligations of such person;

                  (5) all obligations of such person under or in respect of interest rate agreements or currency agreements;

                  (6) all indebtedness referred to in (but not excluded from) clauses (1) through (5) above of other persons, the payment of which is secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to property (including, without limitation, accounts and contract rights) owned by such person, even though such person has not assumed or become liable for the payment of such indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured);

                  (7) all guarantees by such person of indebtedness referred to in this definition or of any other person; and

                  (8) all Redeemable Capital Stock of such person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends.

                  "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

                  "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "INTEREST PAYMENT DATE" means the Stated Maturity of an installment of interest on the Notes.

                  "INTEREST RATE" means an annual rate of 6 1/4%.

                  "ISSUE DATE" of any Note means the date on which the Note was originally issued or deemed issued as set forth on the face of the Note.

                  "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset given to secure Indebtedness, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement or any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction with respect to any such lien, pledge, charge or security interest).

                  "LIQUIDATED DAMAGES" means any liquidated damages the Company is obligated to pay Holders and/or Common Stock holders, pursuant to that certain Registration Rights Agreement relating to the Notes of even date herewith.

                  "MARKET CAPITALIZATION" means an amount determined by multiplying the number of shares of Common Stock outstanding on the applicable date by the Current Market Price of the Common Stock.

                  "NOTES" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

                  "OFFICER" means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.

                  "OFFICERS' CERTIFICATE" means a written certificate containing the information specified in Sections 12.04 and 12.05, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 4.03 shall be signed by one authorized financial or accounting Officer of the Company but need not contain the information specified in Sections 12.04 and 12.05.

                  "144A GLOBAL NOTE" means a permanent Global Note in the form of the Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Rule 144A under the Securities Act.

                  "OPINION OF COUNSEL" means a written opinion containing the information specified in Sections 12.04 and 12.05, from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

                  "PERSON" or "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "PRINCIPAL" of a Note means the principal amount due on the Stated Maturity as set forth on the face of the Note.

                  "REDEEMABLE CAPITAL STOCK" means any class of the Company's Capital Stock that, either by its terms, by the terms of any securities into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed (whether by sinking fund or otherwise) prior to any Stated Maturity of the principal of the Notes or is redeemable at the option of the Holder thereof at any time prior to such date, or is convertible into or exchangeable for debt securities at any time prior to such date (unless it is convertible or exchangeable solely at the Company's option).

                  "REDEMPTION DATE" or "REDEMPTION DATE" means the date specified for redemption of the Notes in accordance with the terms of the Notes and this Indenture.

                  "REDEMPTION PRICE" or "REDEMPTION PRICE" shall have the meaning set forth in paragraph 5 or paragraph 6 of the Notes, as applicable.

                  "REGULAR RECORD DATE" means, with respect to the interest payable on any Interest Payment Date, the close of business on January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "REGULATION S" means Regulation S under the Securities Act or, if at any time after the execution of this Indenture such regulation is superceded or no longer in effect, then any rule, regulation or statutory provision of like intent successor thereto.

                  "RESTRICTION TERMINATION DATE" means, with respect to any Note, the date that is two years after the later of:

                  (1) the Issue Date of the Note, or, in the case of Common Stock, the Issue Date of the Note upon the conversion of which such Common Stock was issued; and

                  (2) the last date on which the Company or any "affiliate," as defined in Rule 144 (or successor provision) under the Securities Act, of the Company was the owner of such Note or Common Stock.

                  "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject.

                  "RESTRICTED NOTE" means a Note required to bear the restrictive legend set forth in the form of Note set forth in Exhibits A-1 and A-2 of this Indenture.

                  "RULE 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES ACT" means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

                  "SENIOR INDEBTEDNESS" means all obligations of the Company to pay the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceedings, whether or not a claim for post-petition interest is allowed as a claim in any proceeding) and rent payable on or in connection with, and all letters of credit, reimbursement obligations and fees, costs, expenses and other amounts and liabilities accrued or due on or in connection with, and interest swap and hedging obligations issued by parties to and secured with, any Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company, unless the instrument creating or evidencing such Indebtedness expressly provides that such Indebtedness is not senior or superior in right of payment to the Notes or is PARI PASSU with, or subordinated to, the Notes.

                  Notwithstanding the foregoing, "Senior Indebtedness" shall not include:

                  (a) the Notes;

                  (b) any liability for federal, state or local taxes or other taxes, owed or owing by the Company or any Subsidiary;

                  (c) Indebtedness of the Company representing any trade account payable (including guarantees thereof or instruments evidencing such liabilities) incurred in the ordinary course of business; and

                  (d) Indebtedness of the Company to any Subsidiary.

                  "SIGNIFICANT SUBSIDIARY" means a Subsidiary of the Company, including its Subsidiaries, which meets any of the following conditions:

                  (1) the Company's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of any two of the three most recently completed fiscal years; or

                  (2) the Company's and its other Subsidiaries' proportionate share of the total assets of the Subsidiary exceeds 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of any two of the three most recently completed fiscal years; or

                  (3) the Company's and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceeds 10 percent of such income of the Company and its Subsidiaries consolidated as of the end of any two of the three most recently completed fiscal years.

                  "STATED MATURITY", when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

                  "SUBSIDIARY" means: (1) a corporation, a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company; (2) a partnership in which the Company or a Subsidiary of the Company holds a majority interest in the equity capital or profits of such partnership; or (3) any other person (other than a corporation) in which the Company, a Subsidiary of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such person.

                  "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

                  "TRADING DAY" means a day during which trading in the Common Stock generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded.

                  "TRUSTEE" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

                  "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

         SECTION 1.02 OTHER DEFINITIONS.


                                                                                DEFINED IN
TERM                                                                             SECTION
----                                                                           ------------
"Act"............................................................................1.05(a)
"Agent Members"..................................................................2.12(f)
"Aggregate Market Premium"......................................................10.04(f)
"Bankruptcy Law".................................................................6.01
"Base Amount" ..................................................................10.04(a)
"Change of Control"..............................................................3.10(a)
"Change of Control Notice".......................................................3.10(c)
"Change of Control Repurchase Date"..............................................3.10(a)
"Change of Control Repurchase Notice"............................................3.10(d)
"Change of Control Repurchase Price".............................................3.10(a)
"Conversion Agent"...............................................................2.03
"Conversion Price"..............................................................10.01
"Current Market Price"..........................................................10.04(g)
"Custodian"......................................................................6.01
"Depositary".....................................................................2.01(a)
"DTC"............................................................................2.01(a)
"Event of Default"...............................................................6.01
"Exchange Act"...................................................................3.10(a)
"excluded securities"...........................................................10.04(e)
"Expiration Time"...............................................................10.04(g)
"fair market value".............................................................10.04(g)
"Legal Holiday".................................................................12.08
"Legend".........................................................................2.06(f)
"Make Whole Payment".............................................................3.01
"Make Whole Period"..............................................................3.01
"Make Whole Premium".............................................................3.10(b)
"Maximum Amount" ...............................................................10.04(a)
"Non-Payment Default"...........................................................11.03(b)
"Notice Date"....................................................................3.01
"Notice of Default"..............................................................6.01
"Optional Redemption Date".......................................................3.02
"Optional Redemption Price"......................................................3.02
"Paying Agent"...................................................................2.03
"Payment Blockage Period".......................................................11.03(b)
"Payment Default"...............................................................11.03(a)
"Permitted Junior Securities" ..................................................11.02
"Premium Period".................................................................3.10(b)
"Provisional Redemption".........................................................3.01
"Provisional Redemption Date"....................................................3.01
"Provisional Redemption Price"...................................................3.01
"QIB"............................................................................2.01(a)
"Record Date"...................................................................10.04(g)
"Reference Period"..............................................................10.04(e)
"Registrar"......................................................................2.03
"Rule 144A Information"..........................................................4.06
"Trigger Event".................................................................10.04(e)



                  SECTION 1.03 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture Notes" means the Notes.

                  "indenture Note holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture Notes means the Company.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                  SECTION 1.04 RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (a) a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (c) "or" is not exclusive;

                  (d) "including" means including, without limitation; and

                  (e) words in the singular include the plural, and words in the plural include the singular.

                  SECTION 1.05 ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by their agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Notes shall be proved by the register for the Notes or by a certificate of the Registrar.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                  If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a resolution of the Board of Directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE 2
                                    THE NOTES

                  SECTION 2.01 FORM AND DATING. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form annexed hereto as Exhibits A-1 and A-2, which are incorporated in and made a part of this Indenture. The terms and provisions contained in the form of Note shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the notes may be listed or designated for issuance, or to conform to usage.

                  (a) GLOBAL NOTES. Notes offered and sold within the United States to qualified institutional buyers as defined in Rule 144A ("QIBs") in reliance on Rule 144A shall be issued, initially in the form of a 144A Global Note, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for, and registered in the name of, The Depository Trust Company ("DTC") or the nominee thereof (such depositary, or any successor thereto, and any such nominee being hereinafter referred to as the "Depositary"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

                  (b) GLOBAL NOTES IN GENERAL. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and conversions.

                  Any adjustment of the aggregate principal amount of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee and the Depositary.

                  (c) BOOK-ENTRY PROVISIONS. This Section 2.01(c) shall apply only to Global Notes deposited with or on behalf of the Depositary.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary, (b) shall be held by the Trustee as custodian for the Depository and (c) shall bear legends substantially to the following effect:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS

         IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

                  (d) RESTRICTIVE LEGENDS. Until the Restriction Termination Date, all Global Notes and all Certificated Notes shall bear the Legend, unless such Notes have been transferred pursuant to a registration statement that has been declared effective under the Securities Act. Until the Restriction Termination Date, the Company covenants that any stock certificate representing shares of Common Stock delivered by the Company upon conversion of any Notes will bear the Legend, unless such shares have been sold pursuant to a registration statement that has been declared effective under the Securities Act.

                  (e) CERTIFICATED NOTES. Notes not issued as interests in the Global Notes will be issued in certificated form substantially in the form of Exhibit A-2 attached hereto.

                  SECTION 2.02 EXECUTION AND AUTHENTICATION. The Notes shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Notes the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of authentication of such Notes.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  The Trustee shall authenticate and deliver Notes for original issue in an aggregate principal amount of up to $172,500,000 upon a Company Order without any further action by the Company. The aggregate principal amount of Notes outstanding at any time may not exceed the amount set forth in the foregoing sentence, except as provided in Section 2.07.

                  The Notes shall be issued only in registered form without coupons and only in denominations of $1,000 in principal amount and any integral multiple thereof.

                  SECTION 2.03 REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Notes may be presented for purchase or payment ("Paying Agent") and an office or agency where Notes may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 4.05. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 4.05.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.06. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

                  The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Notes.

                  SECTION 2.04 PAYING AGENT TO HOLD MONEY AND NOTES IN TRUST. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Note, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) or Common Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all money and Common Stock held by the Paying Agent for the making of payments in respect of the Notes and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and Common Stock so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money and Common Stock held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and Common Stock held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money or Common Stock.

                  SECTION 2.05 NOTEHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on June 18 and December 18 a listing of Noteholders dated within 13 days of the date on which the list is furnished and at such other times as the Trustee may reasonably request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

                  SECTION 2.06 TRANSFER AND EXCHANGE. (a) Subject to Section
2.12 hereof, upon surrender for registration of transfer of any Note, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Noteholder or such Noteholder's attorney duly authorized in writing, at the office or agency of the company designated as Registrar or co-registrar pursuant to Section 2.03, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Notes from the Noteholder requesting such transfer or exchange.

                  At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Noteholder or such Noteholder's attorney duly authorized in writing, at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

                  The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or any Notes in respect of which a Change of Control Repurchase Notice (as defined in Section 3.10(d)) has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Notes to be purchased in part, the portion thereof not to be purchased) or any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.

                  (b) Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.06(b). Transfers of a Global Note shall be limited to transfers of such Global Note in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Notes.

                  (d) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Notes upon transfer or exchange of Notes.

                  (e) No Registrar shall be required to make registrations of transfer or exchange of Notes during any periods designated in the text of the Notes or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

                  (f) If Notes are issued upon the transfer, exchange or replacement of Notes subject to restrictions on transfer and bearing the legends set forth on the form of Note attached hereto as Exhibits A-1 and A-2 setting forth such restrictions (collectively, the "Legend"), or if a request is made to remove the Legend on a Note, the Notes so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 or Regulation S under the Securities Act or that such Notes are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Note pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Note that does not bear the Legend. If the Legend is removed from the face of a Note and the Note is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

                  SECTION 2.07 REPLACEMENT NOTES. If (a) any mutilated Note is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such Note or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Note, pay or purchase such Note, as the case may be.

                  Upon the issuance of any new Notes under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Note issued pursuant to this Section 2.07 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.08 OUTSTANDING NOTES; DETERMINATIONS OF HOLDERS' ACTION. Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it or delivered to it for cancellation, those paid pursuant to Section 2.07 and those described in this Section 2.08 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate thereof holds the Note; provided, however, that in determining whether the Holders of the requisite principal amount of the outstanding Notes have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Subject to the foregoing, only Notes outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 6 and 9).

                  If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

                  If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following the Change of Control Repurchase Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Notes payable on that date, then immediately after such Redemption Date, Change of Control Repurchase Date or Stated Maturity, as the case may be, such Notes shall cease to be outstanding and interest on such Notes shall cease to accrue; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

                  If a Note is converted in accordance with Article 10, then from and after the time of conversion on the conversion date, such Note shall cease to be outstanding and interest shall cease to accrue on such Note, subject to the rights of Holders to receive interest and other payments in connection with a redemption under Section 3.01 and Section 3.02.

                  SECTION 2.09 TEMPORARY NOTES. Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 2.03, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

                  SECTION 2.10 CANCELLATION. All Notes surrendered for payment, purchase by the Company pursuant to Article 3, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Notes to replace Notes it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article 10. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of destruction to the Company.

                  SECTION 2.11 PERSONS DEEMED OWNERS. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of the Note or the payment of any Redemption Price or Change of Control Repurchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 2.12 GLOBAL NOTES. (a) Notwithstanding any other provisions of this Indenture or the Notes, (A) transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 2.06 and Section 2.12(a)(i), (B) transfer of a beneficial interest in a Global Note for a Certificated Note shall comply with Section 2.06 and Section 2.12(a)(ii) below, and (C) transfers of a Certificated Note shall comply with Section 2.06 and
Section 2.12(a)(iii) and (iv) below.

         (i) TRANSFER OF GLOBAL NOTE. A Global Note may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not prohibit any transfer of a Note that is issued in exchange for a Global Note but is not itself a Global Note. No transfer of a Note to any Person shall be effective under this Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 2.12(a).

         (ii) RESTRICTIONS ON TRANSFER OF A BENEFICIAL INTEREST IN A GLOBAL NOTE FOR A CERTIFICATED NOTE. A beneficial interest in a Global Note may not be exchanged for a Certificated Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Note in accordance with Applicable Procedures for a Certificated Note in the form satisfactory to the Trustee, together with:

                  (a) so long as the Notes are Restricted Notes, certification, in the form set forth in Exhibit B-1, and, if requested by the Company or the Registrar, certification in the form set forth in Exhibit B-2 or Exhibit B-3, that such beneficial interest in the Global Note is being transferred to an Institutional Accredited Investor or a non-"U.S. person" within the meaning of Regulation S;

                  (b) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect a decrease in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

                  (c) if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Legend, then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Notes represented by the Global Note to be decreased by the aggregate principal amount of the Certificated Note to be issued, shall issue such Certificated Note and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so issued.

         (iii) TRANSFER AND EXCHANGE OF CERTIFICATED NOTES. When Certificated Notes are presented to the Registrar with a request:

                  (x) to register the transfer of such Certificated Notes; or

                  (y) to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange:

                  (a) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (b) so long as such Notes are Restricted Notes, such Notes are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B) or
         (C) below, and are accompanied by the following additional information and documents, as applicable:

                           (A) if such Certificated Notes are being delivered to
                  the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                           (B) if such Certificated Notes are being transferred
                  to the Company, a certification to that effect; or

                           (C) if such Certificated Notes are being transferred
                  pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibits B-1, and B-2 or B-3, if applicable) and (ii) if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Legend.

         (iv) RESTRICTIONS ON TRANSFER OF A CERTIFICATED NOTE FOR A BENEFICIAL INTEREST IN A GLOBAL NOTE. A Certificated Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below.

         (b) Upon receipt by the Trustee of a Certificated Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (a) so long as the Notes are Restricted Notes, certification, in the form set forth in Exhibit B-1, that such Certificated Note is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A or pursuant to an offshore transaction in accordance with Rule 904 of Regulation S; and

                  (b) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Note and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Certificated Note to be exchanged, and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so cancelled. If no Global Notes are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Note in the appropriate principal amount.

                  (c) Subject to the succeeding paragraph, every Note shall be subject to the restrictions on transfer provided in the Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Note is presented or surrendered for registration of transfer or for exchange for a Note registered in a name other than that of the Holder, such Note must be accompanied by a certificate in substantially the form set forth in Exhibit B-1, dated the date of such surrender and signed by the Holder of such Note, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Note not so accompanied by a properly completed certificate.

                  (d) The restrictions imposed by the Legend upon the transferability of any Note shall cease and terminate when such Note has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Note for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Note has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Note, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Notes under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

                  (e) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Note.

                  (f) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Notes:

                  (1) Notwithstanding any other provisions of this Indenture or the Notes, except as provided in Section 2.12(a)(ii), a Global Note shall not be exchanged in whole or in part for a Note registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Note may be exchanged for Notes registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Notes. Any Global Note exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Note exchanged pursuant to clause (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

                  (2) Notes issued in exchange for a Global Note or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Note issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

                  (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Notes.

                  (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Notes in definitive, fully registered form, without interest coupons.

                  (5) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, or under any such Global Note, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Note.

                  SECTION 2.13 CUSIP NUMBERS. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                  SECTION 2.14 DEFAULTED INTEREST. If the Company defaults in a payment of interest on the Notes, it shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay, the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. A special record date, as used in this Section 2.14 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder and to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid.

                                   ARTICLE 3
                            REDEMPTION AND PURCHASES

                  SECTION 3.01 PROVISIONAL REDEMPTION. At any time between July 15, 2003 and July 15, 2004, the Company may, at its option, redeem the Notes in whole or in part on any date from time to time, upon notice as set forth in
Section 3.05, at a redemption price, payable in cash, equal to $1,000 per $1,000 principal amount of the Notes redeemed plus accrued and unpaid interest and Liquidated Damages, if any (such amount, together with the Make-Whole Payment described below, the "Provisional Redemption Price"), to but excluding the date of redemption (the "Provisional Redemption Date"), subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on any Interest Payment Date that is on or prior to such Provisional Redemption Date, if: (i) the Closing Price of the Common Stock has exceeded 150% of the Conversion Price (as defined in Article 10 and as such may be adjusted from time to time) then in effect for a period of at least 20 Trading Days in any consecutive 30-Trading Day period ending on the Trading Day prior to the date of mailing of the notice of provisional redemption pursuant to Section 3.05 (the "Notice Date") and (ii) a shelf registration statement covering resales of the Notes and the Common Stock issuable upon conversion thereof is effective and available for use and is expected to remain effective for the 30 days following the Provisional Redemption Date, unless registration is no longer required (such redemption, a "Provisional Redemption").

                  Upon any Provisional Redemption, the Company shall make an additional payment (the "Make Whole Payment"), payable in cash, with respect to the Notes redeemed in an amount equal to the present value of the aggregate value of the interest payments and Liquidated Damages, if any, that would thereafter have been payable on the Notes from the Provisional Redemption Date through July 15, 2004 (the "Make Whole Period"). The present value shall be calculated using the bond equivalent yield on U.S. Treasury notes or bills having a term nearest in length to the Make Whole Period. The Company shall make the Make Whole Payment on all Notes called for Provisional Redemption, including those Notes converted into Common Stock from the Notice Date and through the Provisional Redemption Date. The Company shall not be required to make the Make Whole Payment for any Note converted prior to the Notice Date. The Make Whole Payment for Notes converted shall not be reduced by accrued and unpaid interest and Liquidated Damages, if any.

                  As provided in Article 10, in the event Notes are converted into Common Stock after any Regular Record Date, but on or before the next Interest Payment Date, interest otherwise due on the Interest Payment Date shall be payable on the Interest Payment Date notwithstanding the conversion.

                  SECTION 3.02 OPTIONAL REDEMPTION. Except as set forth under
Section 3.01, the Notes are not redeemable prior to July 15, 2004. On and after July 15, 2004, the Company may, at its option, redeem the Notes in whole or in part from time to time, on any date prior to maturity (the "Optional Redemption Date"), upon notice as set forth in Section 3.05, at the redemption prices (expressed as percentages of the principal amount) if redeemed during the 12-month period commencing July 15 of the years indicated below (the "Optional Redemption Price"), in each case, subject to the right of Holders of record on a Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to such Optional Redemption Date, in each case plus accrued and unpaid interest and Liquidated Damages, if any, to, but excluding the Optional Redemption Date.

                  YEAR                               REDEMPTION PRICE
                  ----                               ----------------

                  2004...............................   103.125%


                  2005...............................   102.083%


                  2006...............................   101.042%


                  2007 and thereafter  ..............   100.000%

                  As provided in Article 10, in the event Notes are converted into Common Stock after any Regular Record Date but on or before the next Interest Payment Date, interest otherwise due on the Interest Payment Date shall be payable on the Interest Payment Date notwithstanding the conversion.

                  SECTION 3.03 NOTICE OF TRUSTEE. If the Company elects to redeem Notes pursuant to the redemption provisions of Section 3.01 or Section
3.02 hereof, it shall notify the Trustee at least 45 days (unless a shorter notice period shall be satisfactory to the Trustee) prior but not more than 60 days prior to, the Redemption Date of such intended Redemption Date, the principal amount of Notes to be redeemed and the CUSIP numbers of the Notes to be redeemed.

                  SECTION 3.04 SELECTION OF NOTES TO BE REDEEMED. If fewer than all the Notes are to be redeemed, the Trustee shall select the particular Notes to be redeemed from the Outstanding Notes by a method that complies with the requirements of the national securities exchange on which the Notes are listed, or, if the Notes are not listed on a national securities exchange, on a PRO RATA basis or by lot or in accordance with any other method of Trustee considers fair and appropriate. Notes and portions thereof that the Trustee selects shall be in principal amounts equal to $1,000 or any whole multiple thereof.

                  If any Note selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Note so selected, the converted portion of such Note shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Note so converted and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Note). Notes which have been converted during a selection of Notes to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

                  The Trustee shall promptly notify the Company and the Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

                  SECTION 3.05 NOTICE OF REDEMPTION. Notice of redemption shall be given in the manner provided in Section 12.02 hereof to the Holders of Notes to be redeemed. Such notice shall be given not less than 20 nor more than 60 days prior to the Redemption Date for redemption pursuant to Section 3.01, and not less than 30 nor more than 60 days prior to the Redemption Date for redemption pursuant to Section 3.02.

                  All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price and the amount of accrued and unpaid interest to the Redemption Date and Liquidated Damages, if any, and, with respect to Notes called for Provisional Redemption, including the Make-Whole Payment;

                  (3) if fewer than all the outstanding Notes are to be redeemed, the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes which will be outstanding after such partial redemption;

                  (4) that on the Redemption Date the Redemption Price and interest accrued and unpaid to the Redemption Date and Liquidated Damages, if any, and, with respect to Notes called for Provisional Redemption, the Make-Whole Payment, will become due and payable upon each such Note to be redeemed, and that interest thereon shall cease to accrue on and after such date;

                  (5) the Conversion Price, the date on which the right to convert the principal of the Notes to be redeemed will terminate and the places where such Notes may be surrendered for conversion;

                  (6) the place or places where such Notes are to be surrendered for payment of the Redemption Price and accrued and unpaid interest and Liquidated Damages, if any; and

                  (7) the CUSIP number of the Notes.

                  The notice given shall specify the last date on which exchanges or transfers of Notes may be made pursuant to Section 2.06 hereof, and shall specify the serial numbers of Notes and the portions thereof called for redemption.

                  Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company.

                  SECTION 3.06 EFFECT OF NOTICE OF REDEMPTION. Notice of redemption having been given as provided in Section 3.05 hereof, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after the Redemption Date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest and Liquidated Damages) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with such notice, such Note shall be paid by the Company at the Redemption Price plus accrued and unpaid interest and Liquidated Damages, if any; provided, however, that the installments of interest on Notes whose Stated Maturity is prior to or on the Redemption Date shall be payable to the Holders of such Notes, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.01 hereof and, with respect to a Provisional Redemption, the Holder on the Notice Date of any Note converted into Common Stock between the Notice Date and the Provisional Redemption Date shall have the right to receive the Make-Whole Payment regardless of the conversion of such Note, except in the event that a Provisional Redemption Date occurs on any day that is an Interest Payment Date and a Holder converts on such Interest Payment Date, in which case the converting Holder shall be entitled to receive the Make Whole Payment.

                  If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the Interest Rate.

                  SECTION 3.07 DEPOSIT OF REDEMPTION PRICE. On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of all the Notes to be redeemed on that Redemption Date (including, with respect to a Provisional

Redemption, Make Whole Payments due on the Provisional Redemption Date), plus accrued and unpaid interest and Liquidated Damages, if any, on such Notes, as well as interest payable and Make Whole Payments on Notes that have been converted on or prior to the Redemption Date.

                  If any Note called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Note shall (subject to any right of the Holder of such Note or any predecessor Note to receive interest as provided in Section
4.01 hereof or Make-Whole Payments as provided in Section 3.01) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

                  SECTION 3.08 NOTES REDEEMED IN PART.

                  Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 4.05 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                  SECTION 3.09 CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes called for redemption by an agreement with one or more investment banks or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on the business date prior to the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for the redemption of such Notes, is not less than the Redemption Price of such Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Notes shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Notes not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 10) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Notes are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                  SECTION 3.10 REPURCHASE OF NOTES AT OPTION OF THE HOLDER UPON
                               CHANGE OF CONTROL.

                  (a) If there shall have occurred a Change of Control, all or any portion of the Notes of any Holder equal to $1,000 or a whole multiple of $1,000, not previously called for redemption, shall be repurchased by the Company at the option of such Holder, at a cash repurchase price equal to 101% of the principal amount of the Notes to be repurchased, together with interest accrued and unpaid and Liquidated Damages, if any, to, but excluding, the repurchase date, and the Make Whole Premium if such Change of Control occurs before July 15, 2004 (collectively, the "Change of Control Repurchase Price"), on the date (the "Change of Control Repurchase Date") that is 20 Business Days after the Company or the Trustee, as the case may be, gives the Change of Control Notice required pursuant to this Section 3.10; provided, however, that installments of interest on Notes whose Stated Maturity is prior to or on the Change of Control Repurchase Date shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such on the relevant Regular Record Date according to their terms. Holders of Notes on the date of the Change of Control will be entitled to receive the Make Whole Premium on the Change of Control Repurchase Date if such Notes are converted following the date of the Change of Control and on or before the Change of Control Repurchase Date.

                  Whenever in this Indenture (including Sections 2.01, 6.01(a) and 6.07 hereof) or Exhibit A-1 annexed hereto there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Change of Control Repurchase Price payable in respect to such Note to the extent that such Change of Control Repurchase Price is, was or would be so payable at such time, and express mention of the Change of Control Repurchase Price in any provision of this Indenture shall not be construed as excluding the Change of Control Repurchase Price in those provisions of this Indenture when such express mention is not made.

                  A "Change of Control" of the Company shall be deemed to have occurred at such time as any of the following events shall occur:

                  (1) the acquisition by any "person" or group under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but excluding the Company or any of the Company's wholly owned Subsidiaries or any employee benefit plan of the Company or any of the Company's Subsidiaries and excluding Bennett S. Le Bow and his immediate family and any "person" or group under Section 13(d)(3) of the Exchange Act that is controlled by Bennett S. LeBow or his immediate family, any beneficiary of the estate of Bennett S. LeBow or his immediate family or any trust or partnership controlled by any of the foregoing, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions of shares of the Capital Stock of the Company entitling such person to exercise more than 50% of the total voting power of all shares of such Capital Stock entitled to vote generally in elections of directors;

                  (2) any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company, or any sale or transfer of all or substantially all of the Company's assets to another person, other than a merger or sale of assets that:

                           (A) is effected solely to change the Company's
                  jurisdiction of incorporation and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity; or

                           (B) does not have the result that holders of the
                  Capital Stock of the Company immediately prior to the merger or sale of assets beneficially own, directly or indirectly, after such merger or sale of assets, less than 50% of the combined total voting power of all shares of capital stock of the person resulting from such merger or sale of assets entitling the holders thereof to vote generally in elections of directors;

                  (3) the shares into which the Notes are convertible are neither listed for trading on the New York Stock Exchange or other United States national securities exchange or quoted on the Nasdaq National Market, as a result of Bennett S. LeBow engaging in any going private transaction with respect to the Company (a "Termination of Listing"); or

                  (4) at any time Bennett S. LeBow or his immediate family, or any person or group under Section 13(d)(3) of the Exchange Act that is controlled by Bennett S. LeBow or his immediate family, any beneficiary of the estate of Bennett S. LeBow or his immediate family or any trust or partnership controlled by any of the foregoing, beneficially own, either individually or collectively, directly or indirectly, shares of the Capital Stock of the Company entitling any such person or persons to exercise in the aggregate more than 65% of the total voting power of all shares of Capital Stock of the Company, entitling the holders thereof to vote generally in elections of directors.

                  Notwithstanding a change of control, a Change of Control shall not be deemed to have occurred if at least 90% of the consideration, excluding cash payments for fractional shares, to be received by the holders of the Common Stock in the transaction or transactions constituting the change of control consists of shares of common stock or other equity securities traded on a national securities exchange or quoted on the Nasdaq National Market, and, as a result of such transaction or transactions, the Notes become convertible into such common stock or other equity securities.

                  Beneficial ownership shall be determined in accordance with Rule 13d-3 promulgated by the SEC under the Exchange Act. The term "person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

                  (b) If a Change of Control occurs prior to July 15, 2004, the Company shall be obligated to pay, as part of the Change of Control Repurchase Price, an additional payment payable in cash, equal to the present value of the aggregate value of the interest payments and Liquidated Damages, if any, that would thereafter have been payable on the Notes repurchased (the "Make Whole Premium") from the Change of Control Repurchase Date through July 15, 2004 (the "Premium Period"). The present value shall be calculated using the bond equivalent yield on U.S. Treasury notes or bills having a term nearest in length to that of the Premium Period.

                  (c) Unless the Company shall have theretofore called for redemption all of the outstanding Notes, prior to or on the 25th Business Day after the occurrence of a Change of Control, the Company, or, at the written request and expense of the Company prior to or on the 20th Business Day after such occurrence, the Trustee, shall give to all Noteholders, in the manner provided in Section 12.02 hereof, notice of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof (the "Change of Control Notice"). The Company shall also deliver a copy of such notice of a repurchase right to the Trustee. The notice shall include a form of Change of Control Repurchase Notice (as defined in Section 3.10(d)) to be completed by the Noteholder and shall state:

                  (1) briefly, the events causing a Change of Control and the date of such Change of Control;

                  (2) the date by which the Change of Control Repurchase Notice pursuant to this Section 3.10 must be given;

                  (3) the Change of Control Repurchase Date;

                  (4) the Change of Control Repurchase Price;

                  (5) the name and address of the Paying Agent and the Conversion Agent;

                  (6) the Conversion Price and any adjustments thereto;

                  (7) that Notes must be surrendered to the Paying Agent to collect payment;

                  (8) that the Change of Control Repurchase Price for any Note as to which a Change of Control Repurchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change of Control Repurchase Date and the time of surrender of such Note as described in (8) above;

                  (9) briefly, the procedures the Holder must follow to exercise rights under this Section 3.10;

                  (10) briefly, the conversion rights of the Notes;

                  (11) the procedures for withdrawing a Change of Control Repurchase Notice;

                  (12) that, unless the Company defaults in making payment of such Redemption Price, interest on Notes called for redemption will cease to accrue on and after the Redemption Date; and

                  (13) the "CUSIP" number of the Notes.

                  (d) A Holder may exercise its rights specified in Section 3.10(a) hereof upon delivery of a written notice of purchase (a "Change of Control Repurchase Notice") to the Paying Agent at any time prior to the close of business on the Change of Control Repurchase Date, stating:

                  (1) the certificate number of the Note which the Holder will deliver to be purchased;

                  (2) the portion of the principal amount of the Note which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

                  (3) that such Note shall be purchased pursuant to the terms and conditions specified in paragraph 6 of the Notes.

                  The delivery of such Note to the Paying Agent prior to, on or after the Change of Control Repurchase Date (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change of Control Repurchase Price therefor; provided, however, that such Change of Control Repurchase Price shall be so paid pursuant to this Section 3.10 only if the Note so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change of Control Repurchase Notice.

                  The Company shall purchase from the Holder thereof, pursuant to this Section 3.10, a portion of a Note if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 3.10 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change of Control Repurchase Date and the time of delivery of the Note to the Paying Agent in accordance with this Section 3.10.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change of Control Repurchase Notice contemplated by this Section 3.10(d) shall have the right to withdraw such Change of Control Repurchase Notice at any time prior to the close of business on the Change of Control Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with
         Section 3.11.

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Change of Control Repurchase Notice or written withdrawal thereof.

                  SECTION 3.11 EFFECT OF CHANGE OF CONTROL REPURCHASE NOTICE. Upon receipt by the Paying Agent of the Change of Control Repurchase Notice specified in Section 3.10(d), the Holder of the Note in respect of which such Change of Control Repurchase Notice was given shall (unless such Change of Control Repurchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Change of Control Repurchase Price with respect to such Note, except that Holders of Notes on the date of the Change of Control will be entitled to receive the Make Whole Premium on the Change of Control Repurchase Date if such Notes are converted following the date of the Change of Control and on or before the Change of Control Repurchase Date. Such Change of Control Repurchase Price shall be paid to such Holder, subject to receipts of funds and/or Notes by the Paying Agent, promptly following the later of (x) the Change of Control Repurchase Date with respect to such Note (provided the conditions in Section 3.10(d) have been satisfied) and
(y) the time of delivery of such Note to the Paying Agent by the Holder thereof in the manner required by Section 3.10(d). Notes in respect of which a Change of Control Repurchase Notice has been given by the Holder thereof may not be converted pursuant to Article 10 hereof on or after the date of the delivery of such Change of Control Repurchase Notice unless such Change of Control Repurchase Notice has first been validly withdrawn as specified in the following two paragraphs.

                  A Change of Control Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Change of Control Repurchase Notice at any time prior to the close of business on the Change of Control Repurchase Date specifying:

                  (1) the certificate number of the Note in respect of which such notice of withdrawal is being submitted,

                  (2) the principal amount of the Note with respect to which such notice of withdrawal is being submitted, and

                  (3) the principal amount, if any, of such Note which remains subject to the original Change of Control Repurchase Notice and which has been or will be delivered for purchase by the Company.

                  There shall be no repurchase of any Notes pursuant to Section
3.10 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Notes, of the required Change of Control Repurchase Notice) and is continuing an Event of Default (other than a default in the payment of the Change of Control Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Notes (x) with respect to which a Change of Control Repurchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Change of Control Repurchase Price with respect to such Notes) in which case, upon such return, the Change of Control Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

                  SECTION 3.12 DEPOSIT OF CHANGE OF CONTROL REPURCHASE PRICE. Prior to 10:00 a.m. (New York City time) on the Business Day following the Change of Control Repurchase Date the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.04) an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Change of Control Repurchase Price of all the Notes or portions thereof which are to be purchased as of the Change of Control Repurchase Date.

                  SECTION 3.13 NOTES PURCHASED IN PART. Any Note which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Note so surrendered which is not purchased.

                  SECTION 3.14 COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF NOTES. In connection with any offer to purchase or repurchase of Notes under Section 3.10 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which may then be applicable, (ii) file the related Schedule 13E-3 (or any successor schedule, form or report) or any other schedule required under the Exchange Act, and (iii) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under Section 3.10 to be exercised in the time and in the manner specified in Section 3.10.

                  SECTION 3.15 REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed as provided in paragraph 13 of the Notes, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Repurchase Price; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.12 exceeds the aggregate Change of Control Repurchase Price of the Notes or portions thereof which the Company is obligated to purchase or otherwise pay through the Change of Control Repurchase Date then promptly after the Business Day following the Change of Control Repurchase Date the Trustee shall return any such excess to the Company together with interest thereon.

                                   ARTICLE 4
                                    COVENANTS

                  SECTION 4.01 PAYMENT OF PRINCIPAL, PREMIUM, INTEREST ON THE NOTES. The Company will duly and punctually pay the principal of and premium, if any, and interest at the Interest Rate in respect of the Notes in accordance with the terms of the Notes and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, no later than the day of the Stated Maturity of any Note or installment of interest, all payments so due. Principal amount, Redemption Price, Change of Control Repurchase Price, and cash interest shall be considered paid on the applicable date due if on such date (or, in the case of a Change of Control Repurchase Price on the Business Day following the applicable Change of Control Repurchase
Date) the Trustee or the Paying Agent holds, in accordance with this Indenture, money or Notes, if permitted hereunder, sufficient to pay all such amounts then due.

                  The Company shall, to the extent permitted by law, pay cash interest on overdue amounts at the rate per annum set forth in paragraph 1 of the Notes, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

                  SECTION 4.02 SEC AND OTHER REPORTS. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a).

                  SECTION 4.03 COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2001) an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  SECTION 4.04 FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                  SECTION 4.05 MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. Notwithstanding the foregoing, the office of U.S. Bank Trust National Association, located at 180 East 5th Street, St. Paul, Minnesota 55101, attention: Corporate Trust Department, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.02.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes.

                  SECTION 4.06 DELIVERY OF CERTAIN INFORMATION. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a holder or any beneficial holder of Notes or shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial holder of Notes or holder of shares of Common Stock issued upon conversion of Notes, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act.

                                   ARTICLE 5
                              SUCCESSOR CORPORATION

                  SECTION 5.01 WHEN COMPANY MAY MERGE OR TRANSFER ASSETS. The Company shall not consolidate with, merge with or into any other person or sell, transfer, lease or otherwise dispose of all or substantially all of the Company's assets on a consolidated basis, whether in a single transaction or a series of related transactions, to another person or group of affiliated persons, other than to the Company's wholly owned Subsidiaries, unless:

                  (a) either (1) the Company shall be the continuing corporation or (2) the person (if other than the Company) formed by such consolidation or into which the Company is merged or the person which acquires the assets of the Company (i) shall be organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Notes and this Indenture;

                  (b) immediately before or after giving effect on a pro forma basis to such transaction, no Event of Default and no event which, after notice or lapse of time, would become an Event of Default, shall have happened and be continuing; and

                  (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, sale or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 5 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

                  For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the assets of the Company, shall be deemed to be the transfer of all or substantially all of the assets of the Company on a consolidated basis.

                  The successor person formed by such consolidation or into which the Company is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture pursuant to Section 10.11, the Company shall be discharged from all obligations and covenants under this Indenture and the Notes. Subject to Section 9.06, the Company, the Trustee and the successor person shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the Company.

                                   ARTICLE 6
                              DEFAULTS AND REMEDIES

                  SECTION 6.01 EVENTS OF DEFAULT. An "Event of Default" occurs if:

                  (1) the Company fails to pay any installment of interest on any of the Notes as and when due and payable, and such failure continues for 30 days, whether or not such payment is prohibited by
         Article 11 of this Indenture;

                  (2) the Company fails to pay all or any part the principal of, or premium, if any, on the Notes as and when the same become due and payable at maturity, redemption, by acceleration or otherwise, including, without limitation, pursuant to any repurchase offer, whether or not such payment is prohibited by Article 11 of this Indenture;

                  (3) the Company fails to perform its obligations and agreements regarding any conversion of the Notes required under this Indenture and such failure continues for 30 days;

                  (4) the Company fails to observe or perform any other covenant or agreement contained in the Notes or this Indenture, and such failure continues for a period of 60 days after a Notice of Default is given to the Company (as defined in this Section 6.01);

                  (5) (A) the Company fails to make any payment at the final stated maturity, including any applicable grace period, in respect of any Indebtedness of the Company, other than non-recourse obligations, in an amount in excess of $10,000,000 and continuance of such failure for a 30-day period after a Notice of Default is given to the Company or (B) the Company defaults with respect to any Indebtedness of the Company, other than non-recourse obligations, which default results in the acceleration of Indebtedness in an amount in excess of $10,000,000 without such Indebtedness having been discharged or such acceleration having been rescinded or annulled for a 30-day period after a Notice of Default is given to the Company;

                  (6) the Company, or any Significant Subsidiary, or any Subsidiaries of the Company which in the aggregate would constitute a Significant Subsidiary pursuant to or under or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case or proceeding;

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case or proceeding or the commencement of any case against it;

                           (C) consents to the appointment of a Custodian of it
                  or for any substantial part of its property;

                           (D) makes a general assignment for the benefit of its
                  creditors;

                           (E) files a petition in bankruptcy or answer or
                  consent seeking reorganization or relief; or

                           (F) consents to the filing of such a petition or the
                  appointment of or taking possession by a Custodian;

                  (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any
                  Significant Subsidiary in an involuntary case or proceeding, or adjudicates the Company or any Significant Subsidiary insolvent or bankrupt;

                           (B) appoints a Custodian of the Company or any
                  Significant Subsidiary or for any substantial part of its or their properties; or

                           (C) orders the winding up or liquidation of the
                  Company or any Significant Subsidiary;

         and the order or decree remains unstayed and in effect for 60 days, and under this provision

                           "Bankruptcy Law" means Title 11, United States Code,
                  or any similar federal or state law for the relief of debtors, and

                           "Custodian" means any receiver, trustee, assignee,
                  liquidator, custodian or similar official under any Bankruptcy Law; and

                  (8) final unsatisfied judgments not covered by insurance aggregating in excess of $10,000,000, at any one time rendered against the Company or any of its Significant Subsidiaries and not stayed, bonded or discharged within 60 days.

                  A Default under clause (4) or (5) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (4) or (5) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

                  The Company will deliver to the Trustee, within five Business Days of becoming aware of the occurrence of an Event of Default, written notice thereof. In addition, the Company shall deliver to the Trustee, within 30 days after it becomes aware of the occurrence thereof, written notice of any event which with the lapse of time would become an Event of Default under clause (4) or (5) above, its status and what action the Company is taking or proposes to take with respect thereto.

                  SECTION 6.02 ACCELERATION. If an Event of Default (other than an Event of Default specified in Section 6.01(6) or (7)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding by notice to the Company and the Trustee, may declare the notes due and payable at their principal amount together with accrued interest. Upon a declaration of acceleration, such principal and accrued and unpaid interest to the date of payment shall be immediately due and payable.

                  If an Event of Default specified in Section 6.01(6) or (7) above occurs and is continuing, then the principal and accrued but unpaid interest on all the Notes shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholders.

                  The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, by notice to the Trustee (and without notice to any other Noteholder) may rescind or annul an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal and any accrued cash interest that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.06 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 6.03 OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal, the premium, if any, and any accrued cash interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

                  The Trustee may maintain a proceeding even if the Trustee does not possess any of the Notes or produce any of the Notes in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                  SECTION 6.04 WAIVER OF PAST DEFAULTS. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, by notice to the Trustee (and without notice to any other Noteholder), may waive an existing Default and its consequences except (1) an Event of Default described in Section 6.01(1) or (2), (2) a Default in respect of a provision that under
Section 9.02 cannot be amended without the consent of each Noteholder affected or (3) a Default which constitutes a failure to convert any Note in accordance with the terms of Article 10. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 6.04 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  SECTION 6.05 CONTROL BY MAJORITY. Subject to all provisions of this Indenture and applicable law, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Noteholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it against loss, liability or expense. This Section 6.05 shall be in lieu of Section 316(a)1(A) of the TIA and such Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  SECTION 6.06 LIMITATION ON SUITS. A Noteholder may not pursue any remedy with respect to this Indenture or the Notes unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

                  (5) the Holders of a majority in aggregate principal amount of the Notes at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

                  A Noteholder may not use this Indenture to prejudice the rights of any other Noteholder or to obtain a preference or priority over any other Noteholder.

                  SECTION 6.07 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount, premium, if any, plus Redemption Price, Change of Control Repurchase Price, Make Whole Payment, Make Whole Premium or any accrued cash interest in respect of the Notes held by such Holder, on or after the respective due dates expressed in the Notes or any Redemption Date, and to convert the Notes in accordance with Article 10, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

                  SECTION 6.08 COLLECTION SUIT BY TRUSTEE. If an Event of Default described in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Notes and the amounts provided for in Section 7.06.

                  SECTION 6.09 TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount, Redemption Price, Change of Control Repurchase Price or any accrued cash interest in respect of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of the principal amount, Redemption Price, Change of Control Repurchase Price or any accrued cash interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.06) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 6.10 PRIORITIES. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

                  (1) to the Trustee for amounts due under Section 7.06;

                  (2) to Noteholders for amounts due and unpaid on the Notes for the principal amount, Redemption Price, Change of Control Purchase Price or any accrued cash interest as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Notes; and

                  (3) the balance, if any, to the Company.

                  The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Noteholder and the Company a notice that states the record date, the payment date and the amount to be paid.

                  SECTION 6.11 UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate principal amount of the Notes at the time outstanding. This Section 6.11 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  SECTION 6.12 WAIVER OF STAY, EXTENSION OR USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would affect the covenants or performance of this Indenture or would prohibit or forgive the Company from paying all or any portion of the principal amount, Redemption Price, Change of Control Repurchase Price or any accrued cash interest in respect of Notes, or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 7
                                     TRUSTEE

                  SECTION 7.01 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. The Trustee, prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all such Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default hereunder has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all such Events of Default which may have occurred:

                           (i) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 6.05 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                  The provisions of this Section 7.01 are in furtherance of and subject to Sections 315 and 316 of the TIA.

                  SECTION 7.02 CERTAIN RIGHTS OF THE TRUSTEE. In furtherance of and subject to the TIA and subject to Section 7.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, Note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

                  (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture with the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all such Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Company upon demand; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

                  (h) Except with respect to Section 4.01, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article Four. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (i) any Default or Event of Default occurring pursuant to Sections 6.01(1) and 6.01(2) or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

                  (i) Delivery of reports, information and documents to the Trustee under Article Four is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 7.03 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF NOTES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any of the Notes or of the proceeds thereof.

                  SECTION 7.04 TRUSTEE AND AGENTS MAY HOLD NOTES; COLLECTIONS, ETC. The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 7.08 and 7.13, if operative, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

                  SECTION 7.05 MONEYS HELD BY TRUSTEE. Subject to the provisions of Section 8.02 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

                  SECTION 7.06 COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) to be agreed to in writing by the Trustee and the Company, and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including (i) the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ and (ii) interest at the prime rate on any disbursements and advances made by the Trustee and not paid by the Company within 5 days after receipt of an invoice for such disbursement or advance) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section 7.06 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes, and the Notes are hereby effectively subordinated to such senior claim to such extent. The provisions of this Section 7.06 shall survive the termination of this Indenture. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01 or in connection with Article 6 hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute expenses of administration under any bankruptcy law.

                  SECTION 7.07 RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to Sections 7.01 and 7.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

                  SECTION 7.08 CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA.

                  SECTION 7.09 PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. The Trustee shall at all times be a corporation or banking association having a combined capital and surplus of at least $10,000,000. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 7.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

                  SECTION 7.10 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Notes by giving written notice of resignation to the Company and by mailing notice thereof by first class mail to the Holders of Notes at their last addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide Holder of a Note for at least six months may, subject to the provisions of Section 7.11, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                           (i) the Trustee shall fail to comply with the
                  provisions of Section 7.08 with respect to any Notes after written request therefor by the Company or by any Noteholder who has been a bona fide Holder of a Note for at least six months; or

                           (ii) the Trustee shall cease to be eligible in
                  accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any Noteholder; or

                           (iii) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

                           (iv) the Company shall determine that the Trustee has
                  failed to perform its obligations under this Indenture in any material respect;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.11, any Noteholder who has been a bona fide Holder of a Note for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If no successor trustee shall have been appointed and have accepted appointment within 30 days after a notice of removal has been given, the removed trustee may petition a court of competent jurisdiction for the appointment of a successor trustee.

                  (c) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in Section 1.05 of the action in that regard taken by the Noteholders.

                  (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

                  SECTION 7.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 7.10 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

                  No successor trustee shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

                  Upon acceptance of appointment by any successor trustee as provided in this Section 7.11, the Company shall mail notice thereof by first class mail to the Holders of Notes at their last addresses as they shall appear in the register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 7.10. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  SECTION 7.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or banking association shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Notes so authenticated; and, in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force and effect that this Indenture provides for the certificate of authentication of the Trustee; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  SECTION 7.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY. The Trustee shall comply with the provisions of Section 311 of the TIA.

                  SECTION 7.14 REPORTS BY THE TRUSTEE. (a) The Trustee shall transmit to Holders and other persons such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA on or before July 15 in each year that such report is required, such reports to be dated as of the immediately preceding May 15.

                  (b) A copy of each such report shall, at the time of such transmission to Noteholders, be furnished to the Company and be filed by the Trustee with each stock exchange upon which the Notes are listed and also with the SEC. The Company agrees to notify the Trustee when and as the Notes become admitted to trading on any national securities exchange.

                  SECTION 7.15 TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall transmit to the Noteholders, as the names and addresses of such Holders appear on the Note register, notice by mail of all Defaults which have occurred, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice; provided that, except in the case of Default in the payment of the principal of, interest on, or other similar obligation with respect to, any of the Notes, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Noteholders.

                                   ARTICLE 8
                             DISCHARGE OF INDENTURE

                  SECTION 8.01 DISCHARGE OF LIABILITY ON NOTES. When (i) the Company delivers to the Trustee all outstanding Notes (other than Notes replaced pursuant to Section 2.07) for cancellation or (ii) all outstanding Notes have become due and payable and the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Notes (other than Notes replaced pursuant to Section 2.07), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.06, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

                  SECTION 8.02 REPAYMENT OF THE COMPANY. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Noteholders with respect to such money or securities for that period commencing after the return thereof.

                                   ARTICLE 9
                                   AMENDMENTS

                  SECTION 9.01 WITHOUT CONSENT OF HOLDERS. The Company and the Trustee may amend this Indenture or the Notes without the consent of any Noteholder for the purposes of, among other things:

                  (1) adding to the Company's covenants for the benefit of the Holders;

                  (2) surrendering any right or power conferred upon the Company;

                  (3) providing for conversion rights of Holders if any reclassification or change of Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

                  (4) reducing the Conversion Price, provided that the reduction will not adversely affect the interests of Holders;

                  (5) complying with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

                  (6) making any changes or modifications to this Indenture necessary in connection with the registration of the Notes under the Securities Act as contemplated by the registration rights agreement, provided that this action does not adversely affect the interests of the Holders in any material respect;

                  (7) curing any ambiguity, defect or inconsistency provided that such amendment does not adversely affect the interests of the Holders;

                  (8) complying with Article 5;

                  (9) providing for uncertificated Notes in addition to the Certificated Notes so long as such uncertificated Notes are in registered form for purposes of the Internal Revenue Code of 1986, as amended; or

                  (10) adding to the Company's covenants or obligations under this Indenture for the protection of the Holders or surrendering any right, power or option conferred by this Indenture on the Company.

                  SECTION 9.02 WITH CONSENT OF HOLDERS. With the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, the Company and the Trustee may amend this Indenture or the Notes. However, without the consent of each Noteholder affected, an amendment to this Indenture or the Notes may not:

                  (1) change the Stated Maturity of any Note or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon or any premium payable upon the redemption thereof;

                  (2) change the place of payment where, or the coin or currency in which, any Note or any premium or the interest thereon is payable;

                  (3) impair the right to institute suit for the conversion of any Note or the enforcement of any such payment on or after the date due thereof (including, in the case of redemption, on or after the Redemption Date;

                  (4) reduce the repurchase price, or alter the repurchase offer (other than as set forth in this Indenture) or redemption provisions in a manner adverse to the Holders;

                  (5) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such amendment, supplemental indenture or waiver provided for in this Indenture; or

                  (6) adversely affect any Holder's right to convert Notes or alter, in a manner that adversely affects any Holder's rights, the provisions relating to anti-dilution protection in respect thereof.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment under this Section 9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

                  SECTION 9.03 COMPLIANCE WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

                  SECTION 9.04 REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Note hereunder is a continuing consent by the Holder and every subsequent Holder of that Note or portion of the

Note that evidences the same obligation as the consenting Holder's Note, even if notation of the consent, waiver or action is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Note or portion of the Note if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Noteholder.

                  SECTION 9.05 NOTATION ON OR EXCHANGE OF NOTES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Notes.

                  SECTION 9.06 TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES. The Trustee shall sign any supplemental indenture authorized pursuant to this
Article 9 if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

                  SECTION 9.07 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE 10
                                   CONVERSION

                  SECTION 10.01 CONVERSION RIGHT AND CONVERSION PRICE. Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Note or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on July 15, 2008.

                  Except as set forth in the next sentence, in case a Note or portion thereof is called for redemption, such conversion right in respect of the Note or the portion so called, shall expire at the close of business on the Business Day immediately preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In case a Note or portion thereof is called for redemption, and the Redemption Date occurs on an Interest Payment Date, such conversion right in respect of the Note or the portion so called, shall expire at the close of business on the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the case of a Change of Control for which the Holder exercises its repurchase right with respect to a Note or portion thereof, such conversion right in respect of the Note or portion thereof shall expire at the close of business on the Business Day immediately preceding the Change of Control Repurchase Date, unless the Company defaults in making the payment due upon repurchase.

                  In the event that any Note has been converted into Common Stock after any Regular Record Date, but on or before the next Interest Payment Date, interest shall be payable on the Interest Payment Date notwithstanding the conversion and, except as provided in the next sentence, the interest shall be paid to the person who was the Holder of the Note on the Regular Record Date. In case a Note or portion thereof is called for redemption, and the Redemption Date occurs on an Interest Payment Date, in the event any Note is converted on an Interest Payment Date, the interest due on the Interest Payment Date will be paid to the holder converting the Note on that date and the converting holder will not be required to repay that amount. The effect of this clause is to ensure that in the event of a redemption on an Interest Payment Date, the Company will be required to pay and the converting Holder will be entitled to receive and keep the economic value of the interest payment due on that date.

                  The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall be initially equal to $36.531 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d), (e), (f), and (i) of
Section 10.04 hereof and Section 10.12 hereof.

                  SECTION 10.02 EXERCISE OF CONVERSION RIGHT. To exercise the conversion right, the Holder of any Note to be converted shall surrender such Note duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, accompanied by a duly signed conversion notice substantially in the form attached to the Note to the Company stating that the Holder elects to convert such Note or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted.

                  Except in the case of Notes called for redemption under Sections 3.01 or 3.02, Notes surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest to be received on such Interest Payment Date on the principal amount of Notes being surrendered for conversion.

                  Notes shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Notes for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Notes as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall cause to be issued and delivered to such Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share as provided in Section 10.03 hereof.

                  In the case of any Note which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Note or Notes of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Notes.

                  If shares of Common Stock to be issued upon conversion of a Restricted Note, or securities to be issued upon conversion of a Restricted Note in part only, are to be registered in a name other than that of the Holder of such Restricted Note, such Holder must deliver to the Conversion Agent a certificate in substantially the form set forth in the form of Note set forth in Exhibit A annexed hereto, dated the date of surrender of such Restricted Note and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Restricted Note. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the Holder shares of Common Stock or Notes issued upon conversion of any such Restricted Note not so accompanied by a properly completed certificate.

                  The Company hereby initially appoints the Trustee as the Conversion Agent.

                  SECTION 10.03 FRACTIONS OF SHARES. No fractional shares of Common Stock shall be issued upon conversion of any Note or Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issued upon conversion of any Note or Notes (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the quoted price of the Common Stock as of the Trading Day preceding the date of conversion.

                  SECTION 10.04 ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be subject to adjustments, calculated by the Company, from time to time as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution on its Common Stock in cash, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or distribution shall be reduced by the exact per share amount of such dividend or distribution, except as set forth in the remainder of this
         Section 10.04(a) and in Section 10.11. Cash dividends or distributions paid on the Company's Common Stock in excess of the amount (the "Maximum Amount") that is three times the amount equal to $1.60, as adjusted for stock splits and similar events (the "Base Amount"), in any four-quarter period, commencing with the four-quarter period beginning July 1, 2001 and ending June 30, 2002, will not adjust the conversion price, but will be paid, on the date such dividend or distribution is paid to common stockholders, to each Holder in cash on a per share basis as if such Holder's Notes had been converted into Common Stock immediately prior to the declaration of the dividend using the Conversion Price then in effect; PROVIDED, HOWEVER, that if the Company pays cash dividends or distributions in any four-quarter period that are less than the Maximum Amount, the difference between the amount the Company actually so paid and the Maximum Amount will roll forward to future four-quarter periods such that they will increase the amount the Company may pay in excess of the Maximum Amount before any Holder will receive a cash payment; PROVIDED, FURTHER that the Base Amount may be increased for a particular four-quarter period and reset to an increased amount, which increased amount shall be equal to the amount of such dividends or distributions paid in the prior four-quarter period.

                  (b) In case the Company shall hereafter pay a dividend or make a distribution to holders of any class of the Company's Capital Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

                           (1) the numerator of which shall be the number of
                  shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination, and

                           (2) the denominator of which shall be the sum of such
                  number of shares and the total number of shares constituting such dividend or other distribution.

         Such reduction shall become effective at the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 10.04(b) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (c) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) In case the Company shall issue rights, options or warrants to all or substantially all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the Current Market Price on the Record Date fixed for the determination of stockholders entitled to receive such rights, options or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction:

                           (1) the numerator of which shall be the number of
                  shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares which the aggregate subscription or purchase price for the total number of shares of Common Stock offered by the rights, options or warrants so issued (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price, and

                           (2) the denominator of which shall be the number of
                  shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock offered by the rights, options or warrants so issued (or into which the convertible securities so offered are convertible).

         Such adjustment shall become effective immediately at the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights, options or warrants unless such rights, options or warrants are not exercisable until the occurrence of one or more triggering events, in which case such adjustment shall not become effective until such triggering events occur. To the extent that shares of Common Stock (or securities convertible into Common Stock) are not delivered pursuant to such rights, options or warrants, upon the expiration or termination of such rights, options or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. In the event that such rights, options or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights, options or warrants had not been fixed. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors, PROVIDED, HOWEVER, that securities that have a trading market shall be valued based on their Current Market Price.

                  (e) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 10.04(b) applies) or evidences of its indebtedness or other non-cash assets, including securities, but excluding (1) any rights, options or warrants referred to in Section 10.04(d), (2) any dividends or distributions to which
         Section 10.11 hereof applies, and (3) distributions in connection with the liquidation, dissolution or winding up of the Company (the securities described in the foregoing clauses (1), (2) and (3) hereinafter in this Section 10.04(e) called the "excluded securities"), then, in each such case, subject to the second succeeding paragraph of this Section 10.04(e), the Conversion Price shall be adjusted so that the same shall be equal to the price determined by multiplying the

         Conversion Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction:

                           (1) the numerator of which shall be the Current
                  Market Price on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) on such date of the portion of the securities so distributed (other than excluded securities) applicable to one share of Common Stock (determined on the basis of the number of shares of the Common Stock outstanding on the Record Date), and

                           (2) the denominator of which shall be such Current
                  Market Price.

                  Such reduction shall become effective at the opening of business on the day following the Record Date. However, in the event that the then fair market value (as so determined) of the portion of the securities so distributed (other than excluded securities) applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of securities so distributed (other than excluded securities) such Holder would have received had such Holder converted such Note (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made under this Section 10.04(e), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  If the Board of Directors determines the fair market value of any distribution for purposes of this Section 10.04(e) it shall be by reference to the actual or when issued trading market for any securities, if available, comprising all or part of such distribution (other than excluded securities), it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 10.04(g) to the extent possible.

                  If the Company implements a rights plan after the date of this Indenture, the Company agrees that such plan will provide that upon any conversion of the Notes by any Holder prior to a Trigger Event (as defined below), the Holders will receive the rights, options or warrants issued under the plan. Rights or warrants distributed by the Company to all or substantially all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

                           (i) are deemed to be transferred with such shares of
                  Common Stock;

                           (ii) are not exercisable; and

                           (iii) are also issued in respect of future issuances
                  of Common Stock, shall be deemed not to have been distributed for purposes of this Section 10.04(e) (and no adjustment to the Conversion Price under this Section 10.04(e) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 10.04(e):

                  (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrant (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and

                  (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

                  For purposes of this Section 10.04(e) and Sections 10.04(b), 10.04(c) and 10.04(d), any dividend or distribution to which this Section 10.04(e) is applicable that also includes shares of Common Stock, a subdivision or combination of Common Stock to which Section 10.04(c) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 10.04(d) applies (or any combination thereof), shall be deemed instead to be:

                  (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 10.04(b), 10.04(c) and 10.04(d) apply, respectively (and any Conversion Price reduction required by this Section 10.04(e) with respect to such dividend or distribution shall then be made), immediately followed by

                  (2) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 10.04(b), 10.04(c) and 10.04(d) with respect to such dividend or distribution shall then be made), except:

                           (A) the Record Date of such dividend or distribution
                  shall be substituted as (x) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determinations" and "Record Date" within the meaning of
                  Section 10.04(b), (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 10.04(c), and
                  (z) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Record Date" within the meaning of Section 10.04(d), and

                           (B) any shares of Common Stock included in such
                  dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 10.04(b) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

                  (f) In case the Company or any of its Subsidiaries shall complete a tender offer for shares of Common Stock, and the aggregate consideration paid for such Common Stock, together with any cash and other consideration payable in a tender offer by the Company or any Subsidiary for the Common Stock expiring within the 12 months preceding the date of purchase of such shares of Common Stock in respect of which no adjustment pursuant to this
Section 10.04 previously has been made, exceeds 10% of the Market Capitalization of the Company on the date of, and after giving effect to, such repurchase, then the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution or purchase by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date of such repurchase, less the quotient obtained by dividing the Aggregate Market Premium involved in such repurchase (as defined hereinafter) by the difference between the number of shares of Common Stock outstanding before such repurchase and the number of shares of Common Stock the subject of the repurchase, and the denominator of which will be the Current Market Price per share of the Common Stock on the date of repurchase. Such adjustment shall become effective immediately after the date of such repurchase. For purposes of this subsection
(f), the "Aggregate Market Premium" is the excess, if any, of the aggregate repurchase price paid for all such Common Stock over the aggregate Current Market Value per share of all such repurchased stock, determined with respect to each share involved in each such repurchase as of the date of repurchase with respect to such share.

                  (g) For purposes of this Section 10.04, the following terms shall have the meanings indicated:

                  (1) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the five consecutive Trading Days selected by the Board of Directors of the Company (as described in a Board Resolution) not more than ten Trading Days before, and ending not later than, the earlier of the date in question or the "ex date" for any distribution, issuance or other event requiring such computation. For purposes of this paragraph, the term "ex" date, when used:

                           (A) with respect to any issuance or distribution,
                  means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution;

                           (B) with respect to any subdivision or combination of
                  shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and

                           (C) with respect to any tender or exchange offer,
                  means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer;

         PROVIDED, HOWEVER, that notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 10.04, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 10.04 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                  (2) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                  (3) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  (h) The Company may make such reductions in the Conversion Price, in addition to those required by Section 10.04(a), (b), (c), (d), (e) or
(f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the Board of Directors determines in good faith that such reduction would be in the best interests of the Company,



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

which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the Register a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                  (i) Except dividends and distributions provided in Section 10.04(a), no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 10.04(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Cash dividends and distributions set forth in Section 10.04(a) above will reduce the conversion price by the exact amount thereof (subject to certain exceptions set forth in Section 10.04(a))on the date provided in Section 10.04(a). All calculations under this Article 10 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  (j) For purposes of this Section 10.04, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (k) Notwithstanding the foregoing provisions of this Section
10.04 no adjustment of the Conversion Price shall be required to be made (1) upon the issuance of shares of Common Stock pursuant to any present or future plan for the reinvestment of dividends and (2) because of a tender or exchange offer of the character described in Rule 13e-4(h)(5) under the Exchange Act or any successor rule thereto.

                  SECTION 10.05 NOTICE OF ADJUSTMENTS OF CONVERSION PRICE. Whenever the Conversion Price is adjusted as herein provided (other than in the case of an adjustment pursuant to the second paragraph of Section 10.04(h) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such Officers' Certificate, the Company shall prepare a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder as it appears in the Register within 30 days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

                  SECTION 10.06 NOTICE PRIOR TO CERTAIN ACTIONS. In case at any time after the date hereof:

                  (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its capital surplus or its consolidated retained earnings or in Common Stock;

                  (2) the Company shall authorize the granting to all or substantially all holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class (or of securities convertible into shares of capital stock of any class) or of any other rights;

                  (3) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

                  (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Notes pursuant to Section 4.05 hereof, and shall cause to be provided to the Trustee and all Holders in accordance with Section 12.02 hereof, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

                           (A) the date on which a record is to be taken for the
                  purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or

                           (B) the date on which such reclassification, merger,
                  consolidation, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, sale, transfer, dissolution, liquidation or winding up.

                  Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 10.06.



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

                  SECTION 10.07 COMPANY TO RESERVE COMMON STOCK. The Company shall at all times use its commercially reasonable efforts to reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Notes, the full number of shares of fully paid and nonassessable Common Stock then issuable upon the conversion of all Notes outstanding.

                  SECTION 10.08 TAXES ON CONVERSIONS. Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Notes pursuant hereto. The Company shall not be required to pay, and a Holder delivering a Note for conversion shall be liable for and will be required to pay, any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Note or Notes to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

                  SECTION 10.09 COVENANT AS TO COMMON STOCK. The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and nonassessable and, except as provided in
Section 10.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

                  SECTION 10.10 CANCELLATION OF CONVERTED NOTES. All Notes delivered for conversion shall be delivered to the Trustee or its agent to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.10.

                  SECTION 10.11 EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. In case of:

                  (1) any reclassification of outstanding shares of Common Stock issuable upon conversion of the Notes (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

                  (2) any consolidation or merger of the Company with or into another person or any consolidation or merger of another person with or into the Company (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) the Capital Stock of the Company),

                  (3) any sale, transfer or conveyance of all or substantially all of the assets of the Company each Note then outstanding will, without the consent of the Holder thereof, become convertible only into the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by a holder of the number of shares of Common Stock into which such Note was convertible immediately prior thereto after giving effect to any adjustment required to be made pursuant to Section 10.04, but if the kind or amount of securities, cash and other property is not the same for



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

each share of Common Stock held immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance, unless a Holder exercises any right of election, such Holder shall receive per share the kind and amount of securities, cash or other property received per share by a plurality of such shares.

                  The Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA) providing for the foregoing conversion. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
10. If, in the case of any such reclassification, change, merger, consolidation, sale, transfer or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, sale, transfer or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

                  The above provisions of this Section 10.11 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales, transfers and conveyances.

                  If this Section 10.11 applies to any event or occurrence,
Section 10.04 hereof shall not apply.

                  SECTION 10.12 RESPONSIBILITY OF TRUSTEE FOR CONVERSION PROVISIONS. The Trustee, subject to the provisions of Section 7.01 hereof, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, subject to the provisions of Section 7.01 hereof, nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Note; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 7.01 hereof, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Note for the purpose of conversion; and the Trustee, subject to the provisions of Section
7.01 hereof, and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article.



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                                   ARTICLE 11
                                  SUBORDINATION

                  SECTION 11.01 AGREEMENT TO SUBORDINATE. The Company agrees, and each Holder by accepting a Note agrees, that the Indebtedness, interest and other obligations of any kind evidenced by the Notes and this Indenture are subordinated in right of payment, to the extent and in the manner provided in this Article 11, to the prior payment in full in cash or cash equivalents of all Senior Indebtedness (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Indebtedness.

                  SECTION 11.02 LIQUIDATION; DISSOLUTION; BANKRUPTCY. In the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its assets, or any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshaling of assets or liabilities of the Company (except in connection with the consolidation or merger of the Company or its liquidation or dissolution following the conveyance, transfer or lease of its properties and assets substantially as an entirety upon the terms and conditions described in Article
5), the holders of Senior Indebtedness will be entitled to receive payment in full of all Senior Indebtedness, or provision shall be made for such payment in full, before the Noteholders will be entitled to receive any payment or distribution of any kind or character (other than any payment or distribution in the form of equity securities or subordinated securities of the Company or any successor obligor that, in the case of any such subordinated securities, are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to at least the same extent as the Notes are so subordinated (such equity securities or subordinated securities hereinafter being "Permitted Junior Securities")) on account of principal of, or premium, if any, or additional interest, if any, or interest on the Notes; and any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities), by set-off or otherwise, to which the Noteholders or the Trustee would be entitled but for the provisions of this Article 11 shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  SECTION 11.03 DEFAULT ON DESIGNATED SENIOR INDEBTEDNESS.

                  (a) No payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities), may be made by or on behalf of the Company on account of principal of, premium, if any, or interest on the Notes or on account of the purchase, redemption or other acquisition of Notes upon the occurrence of any default in payment (whether at Stated Maturity, upon scheduled installment, by acceleration or otherwise) of principal of, premium, if any, or interest on Designated Senior

         Indebtedness beyond any applicable grace period (a "Payment Default") until such Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full in cash or cash equivalents.

                  (b) No payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities), may be made by or on behalf of the Company on account of principal of, premium, if any, or interest on the Notes or on account of the purchase, redemption or other acquisition of Notes for the period specified below (a "Payment Blockage Period") upon the occurrence of any default or event of default with respect to any Designated Senior Indebtedness other than any Payment Default pursuant to which the maturity thereof may be accelerated (a "Non-Payment Default") and receipt by the Trustee of written notice thereof from the trustee or other representative of holders of Designated Senior Indebtedness.

                  The Payment Blockage Period will commence upon the date of receipt by the Trustee of written notice from the trustee or such other representative of the holders of the Designated Senior Indebtedness in respect of which the Non-Payment Default exists and shall end on the earliest of:

                  (i) 179 days thereafter (provided that any Designated Senior Indebtedness as to which notice was given shall not theretofore have been accelerated);

                  (ii) the date on which such Non-Payment Default is cured, waived or ceases to exist;

                  (iii) the date on which such Designated Senior Indebtedness is discharged or paid in full; or

                  (iv) the date on which such Payment Blockage Period shall have been terminated by written notice to the Trustee or the Company from the trustee or such other representative initiating such Payment Blockage Period, after which the Company will resume making any and all required payments in respect of the Notes, including any missed payments. In any event, not more than one Payment Blockage Period may be commenced during any period of 365 consecutive days. No Non-Payment Default that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be made, the basis for the commencement of a subsequent Payment Blockage Period.

                  SECTION 11.04 WHEN DISTRIBUTION MUST BE PAID OVER. In the event that, notwithstanding the provisions of Sections 11.02 and 11.03, any payment or distribution of any of the Company's assets or the assets of any of its Subsidiaries, except for junior securities, shall be received by the Trustee, Paying Agent or any Noteholder which is prohibited by such provisions, then and in such event such payment or distribution shall be held in trust for the benefit of, and shall be paid over and delivered by such Trustee, Paying Agent or Noteholder to, the trustee or any other representative of holders of Senior Indebtedness or the holders of Senior Indebtedness, as their interest may



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

appear, for application to Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash or cash equivalents after giving effect to any concurrent distribution to or for the holders of Senior Indebtedness.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Noteholders or the Company or any other Person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article 11, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

                  SECTION 11.05 NOTICE BY THE COMPANY. The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any obligations with respect to the Notes to violate this Article 11, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness as provided in this
Article 11.

                  SECTION 11.06 SUBROGATION. After all Senior Indebtedness is paid in full and until the Notes are paid in full, Noteholders shall be subrogated (equally and ratably with all other Indebtedness that is equal in right of payment to the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Noteholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article 11 to holders of Senior Indebtedness that otherwise would have been made to Noteholders is not, as between the Company and Noteholders, a payment by the Company of the Notes.

                  SECTION 11.07 RELATIVE RIGHTS. This Article 11 defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall: (i) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms; (ii) affect the relative rights of Holders and creditors of Holdings other than their rights in relation to holders of Senior Indebtedness; or (iii) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Holders of Notes. If the Company fails because of this Article 11 to pay principal of or interest on a Note on the Stated Maturity date, the failure is still a Default or Event of Default.

                  SECTION 11.08 SUBORDINATION MAY NOT BE IMPAIRED BY THE COMPANY. No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Indenture.

                  Without in any way limiting the generality of this Section 11.08, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without



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

incurring responsibility to the Trustee or the Holders and without impairing or releasing the subordination provided in this Article 11 or the obligations hereunder of the Holders to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, the Senior Credit Agreement or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release, foreclose against or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company, and Subsidiary thereof or any other Person.

                  SECTION 11.09 DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of any Senior Indebtedness, the distribution may be made and the notice given to their representative.

                  Upon any payment or distribution of assets of the Company referred to in this Article 11, the Trustee and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such representative(s) or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, all holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11.

                  SECTION 11.10 RIGHTS OF TRUSTEE AND PAYING AGENT. Notwithstanding the provisions of this Article 11 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless a Responsible Officer of the Trustee shall have received at its Corporate Trust Office at least three Business Days prior to the date of such payment written notice of facts that would cause the payment of any obligations with respect to the Notes to violate this Article 11. Only the Company or representative may give the notice. Nothing in this Article 11 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.06.

                  The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

                                   ARTICLE 12
                                  MISCELLANEOUS

                  SECTION 12.01 TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.



                                       67
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                  SECTION 12.02 NOTICES. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

         if to the Company:

                  Vector Group Ltd.
                  100 S.E. Second Street
                  Miami, Florida  33131

                  Telephone No.  (305) 579-8000
                  Facsimile No.  (305) 579-8009
                  Attention:  Richard J. Lampen, Executive Vice President

         with a copy to:

                  McDermott, Will & Emery
                  2049 Century Park East
                  Los Angeles, California 90067

                  Telephone No.  (310) 277-4110
                  Facsimile No.   (310) 277-4730
                  Attention:  Eric R. Reimer, Esq.

         if to the Trustee:

                  U.S. Bank Trust National Association
                  180 East 5th Street
                  St. Paul, Minnesota  55101
                  Attention:  Corporate Trust Department

                  Telephone No.  (651) 244-0721
                  Facsimile No.   (651) 244-0711

                  The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication given to a Noteholder shall be mailed to the Noteholder, by first-class mail, postage prepaid, at the Noteholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.



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

                  If the Company mails a notice or communication to the Noteholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

                  SECTION 12.03 COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

                  SECTION 12.04 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with, PROVIDED, HOWEVER, with respect to matters of fact, an Opinion or Counsel may rely on an Officer's Certificate or certificate of public officials.

                  SECTION 12.05 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (1) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

                  (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

                  SECTION 12.06 SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 12.07 RULES BY TRUSTEE, PAYING AGENT, CONVERSION AGENT AND REGISTRAR. The Trustee may make reasonable rules for action by or a meeting of Noteholders. The Registrar, Conversion Agent and the Paying Agent may make reasonable rules for their functions.

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                  SECTION 12.08 LEGAL HOLIDAYS. A "Legal Holiday" is any day
other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Notes, no interest, if any, shall accrue for the intervening period.

                  SECTION 12.09 GOVERNING LAW. THIS INDENTURE AND THE NOTES WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 12.10 NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

                  SECTION 12.11 SUCCESSORS. All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

                  SECTION 12.12 MULTIPLE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                      VECTOR GROUP LTD.



                                      By:  /s/ RICHARD J. LAMPEN
                                          -----------------------------------
                                          Name:    Richard J. Lampen
                                          Title:   Executive Vice President



                                      U.S. BANK TRUST NATIONAL
                                          ASSOCIATION, as Trustee

                                      By:  /s/ JULIE EDDINGTON
                                          -----------------------------------
                                          Name:    Julie Eddington
                                          Title:   Assistant Vice President

                                   EXHIBIT A-1

                          [FORM OF FACE OF GLOBAL NOTE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

         THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS. NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, U.S. PERSONS, IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE INITIAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH VECTOR GROUP LTD. (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUED UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE



                                     A-1-1

NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S, (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH IN A TRANSFER CERTIFICATE RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). THE HOLDER MUST, PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), FURNISH TO U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(E) ABOVE OR UPON OR AFTER THE RESTRICTION TERMINATION DATE.

         [THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.]



                                     A-1-2

                                VECTOR GROUP LTD.
                 6 1/4% Convertible Subordinated Notes due 2008

                                                              CUSIP NO. ________

         No.:

         Issue Date:

         VECTOR GROUP LTD., a Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal sum of [_______________] DOLLARS ($[_____________]) on July 15, 2008.

         This Note shall bear interest as specified on the other side of this Note. This Note is convertible as specified on the other side of this Note.

         Additional provisions of this Note are set forth on the other side of this Note.

Dated:   _____________                 VECTOR GROUP LTD.


                                        By
                                          ------------------------------------
                                            Name:
                                            Title:





TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

[                                   ],
as Trustee, certifies that this
is one of the Notes referred
to in the within-mentioned Indenture (as defined on the other side of this Note).


By_____________________________
         Authorized Signatory

Dated:   ______________________




                                     A-1-3

                         [FORM OF REVERSE SIDE OF NOTE]

                  6 1/4% Convertible Subordinated Note due 2008

         Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture unless otherwise indicated.

1.       Cash Interest.

         The Company promises to pay interest at the Interest Rate in cash on the principal amount of this Note at the rate per annum of 6 1/4%. The Company will pay cash interest semiannually in arrears on July 15 and January 15 of each year (each an "Interest Payment Date") to Holders of record at the close of business on July 1 and January 1 (whether or not a business day) (each a "Regular Record Date"), as the case may be, immediately preceding such Interest Payment Date. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided or, if no interest has been paid, from the Issue Date. Cash interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay cash interest on overdue principal, or if shares of Common Stock (or cash in lieu of fractional shares) in respect of a conversion of this Note in accordance with the terms of
Article 10 of the Indenture are not delivered when due, at the rate borne by the Notes plus 1% per annum, and it shall pay interest in cash on overdue installments of cash interest at the same rate to the extent lawful. All such overdue cash interest shall be payable on demand.

         In accordance with the terms of the Registration Rights Agreement, the Company may be required to pay Liquidated Damages to Holders or holders of Common Stock issued upon conversion of the Notes.

2.       Method of Payment.

         Subject to the terms and conditions of the Indenture, the Company will make payments in respect of the principal of, premium, if any, and cash interest on this Note and in respect of Redemption Prices and Change of Control Repurchase Prices to Holders who surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money. A holder of Notes with an aggregate principal amount in excess of $5,000,000 will be paid by wire transfer in immediately available funds at the election of such holder. Any payment required to be made on any day that is not a Business Day will be made on the next succeeding Business Day.

3.       Paying Agent, Conversion Agent and Registrar.

         Initially, U.S. Bank Trust National Association (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of



                                     A-1-4

Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

4.       Indenture.

         The Company issued the Notes under an Indenture dated as of July 5, 2001 (the Indenture"), between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the TIA for a statement of those terms.

         The Notes are general unsecured obligations of the Company limited to $172,500,000 aggregate principal amount (subject to Section 2.07 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured.

5.       Provisional Redemption.

         At any time between July 15, 2003 and July 15, 2004, the Company may, at its option, redeem the Notes in whole or in part on any date from time to time, upon not less than 20 nor more than 60 days' notice, at a Redemption Price, payable in cash, equal to $1,000 per $1,000 principal amount of the Notes plus accrued and unpaid interest and Liquidated Damages, if any, to but excluding the Provisional Redemption Date, subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on any Interest Payment Date that is on or prior to such Provisional Redemption Date, if (i) the Closing Price of the Common Stock has exceeded 150% of the Conversion Price (as such may be adjusted from time to time) then in effect for a period of at least 20 Trading Days in any consecutive 30-Trading Day period ending on the Trading Day prior to the Notice Date and (ii) a shelf registration statement covering resales of the Notes and the Common Stock issuable upon the conversion thereof is effective and available for use and is expected to remain effective for the 30 days following the Provisional Redemption Date, unless registration is no longer required.

         Upon any Provisional Redemption, the Company shall make the Make Whole Payment, payable in cash, with respect to the Notes redeemed in an amount equal to the present value of the aggregate value of the interest payments and Liquidated Damages, if any, that would thereafter have been payable on the Notes from the Provisional Redemption Date through July 15, 2004 (the "Make Whole Period"). The present value shall be calculated using the bond equivalent yield on U.S. Treasury notes or bills having a term nearest in length to the Make Whole Period. The Company shall make the Make Whole Payment on all Notes called for Provisional Redemption, including those Notes converted into Common Stock from the Notice Date and through the Provisional Redemption Date. The Make Whole Payment for Notes converted shall not be reduced by accrued and unpaid interest and Liquidated Damages, if any.

         As provided in the Indenture, in the event Notes are converted into Common Stock after any Regular Record Date, but on or before the next Interest


                                     A-1-5

Payment Date, interest otherwise due on the Interest Payment Date shall be payable on the Interest Payment Date notwithstanding the conversion.

6.       Optional Redemption.

         Except as provided above, this Note is not redeemable prior to July 15, 2004. On and after July 15, 2004 the Company may, at its option, redeem this
Note in whole or in part from time to time, on any date prior to maturity (the "Optional Redemption Date"), upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of the principal amount) if redeemed during the 12-month period commencing July 15 of the years indicated below (the "Optional Redemption Price"), in each case, subject to the right of Holders of record on an Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to such Optional Redemption Date, plus any accrued but unpaid interest and Liquidated Damages, if any, to, but excluding, the Optional Redemption Date.

         YEAR                                       REDEMPTION PRICES
         ----                                       -----------------
         2004                                           103.125%
         2005                                           102.083%
         2006                                           101.042%
         2007 and thereafter                            100.000%


         As provided in the Indenture, in the event Notes are converted into Common Stock after any Regular Record Date, but on or before the next Interest Payment Date, interest otherwise due on the Interest Payment Date shall be payable on the Interest Payment Date notwithstanding the conversion.

7.       Terms of Redemption.

         Notice of a Provisional Redemption will be mailed not less than 20 days nor more than 60 days before the Provisional Redemption Date to each Holder of Notes to be redeemed at the Holder's registered address. Notice of an Optional Redemption will be mailed not less than 30 days nor more than 60 days before the Optional Redemption Date to each Holder of Notes to be redeemed at the Holder's registered address. Notice of redemption having been given as described above, the Notes so to be redeemed shall, on the applicable Redemption Date, become due and payable at the applicable Redemption Price therein specified and from and after the applicable Redemption Date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Notes in denominations larger than $1,000 of principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

         If fewer than all the Notes are to be redeemed, the Trustee shall select the particular Notes to be redeemed from the Outstanding Notes by the



                                     A-1-6
methods as provided in the Indenture. If any Note selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Note so selected, the converted portion of such Note shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Note so converted and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Note). Notes which have been converted during a selection of Notes to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

         No sinking fund is provided for the Notes.

8.       Repurchase at Option of the Holder upon Change of Control.

         If a Change of Control occurs, all or any portion of this Note equal to $1,000 or a whole multiple of $1,000, not previously called for redemption, shall be repurchased by the Company at the option of the Holder, at a cash repurchase price equal to 101% of the principal amount of the Notes to be repurchased, together with interest accrued but unpaid and Liquidated Damages, if any, to, but excluding, the repurchase date and a Make Whole Premium if such Change of Control occurs before July 15, 2004 (collectively, the "Change of Control Repurchase Price"), on the Change of Control Repurchase Date; PROVIDED, HOWEVER, that installments of interest on Notes whose Stated Maturity is prior to or on the Change of Control Repurchase Date shall be payable to the Holders of such Notes, or one or more predecessor Notes registered as such on the relevant Regular Record Date according to their terms. Holders of Notes on the date of the Change of Control will be entitled to receive the Make Whole Premium on the Change of Control Repurchase Date if such Notes are converted following the Change of Control and on or before the Change of Control Repurchase Date.

         A Change of Control Notice will be given by the Company to the Holders as provided in the Indenture. To exercise a repurchase right, a Holder must deliver to the Trustee the Change of Control Repurchase Notice as provided in the Indenture.

         Holders have the right to withdraw any Change of Control Repurchase Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

9.       Conversion.

         Subject to the next four succeeding sentences, a Holder of this Note may convert it or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 into duly authorized, fully paid and nonassessable Common Stock of the Company at the Conversion Price (as defined below) in effect at the time of conversion at any time before the close of business on July 15, 2008. In case this Note or a portion thereof is called for redemption, such conversion right in respect of this Note or the portion so called shall expire at the close of business on the Business Day preceding the Redemption Date, except that in case a Note or portion thereof is called for redemption, and the Redemption Date occurs on an Interest Payment Date, such conversion right in respect of this Note or the portion so called, shall expire at the close of business on the Redemption Date, unless the Company defaults in



                                     A-1-7
making the payment due upon redemption. In the case of a Change of Control for which the Holder exercises its repurchase right with respect to this Note or a portion thereof, such conversion right in respect of this Note or portion thereof shall expire at the close of business on the Business Day immediately preceding the Change of Control Repurchase Date, unless the Company defaults in make the payment due upon repurchase. A Note in respect of which a Holder has delivered a Change of Control Repurchase Notice exercising the option of such Holder to require the Company to purchase such Note may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

         The Conversion Price shall be initially equal to $36.531 per share of Common Stock, subject to adjustment in certain events described in the Indenture. The Company shall pay a cash adjustment as provided in the Indenture in lieu of any fractional share of Common Stock.

         To convert a Note, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Note to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and
(4) pay any transfer or similar tax, if required.

10.      Conversion Arrangement on Call for Redemption.

         Any Notes called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Notes at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the Holders, to convert them into Common Stock of the Company and to make payment for such Notes to the Trustee in trust for such Holders.

11.      Denominations; Transfer; Exchange.

         The Notes are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) or any Notes in respect of which a Change of Control Repurchase Notice has been given and not withdrawn by the Holder thereof (except, in the case of a Note to be purchased in part, the portion of the Note not to be purchased) or any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.

12.      Persons Deemed Owners.

         The registered Holder of this Note may be treated as the owner of this Note for all purposes.



                                     A-1-8

13.      Unclaimed Money or Notes.

         The Trustee and the Paying Agent shall return to the Company upon written request any money or Notes held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or Notes must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

14.      Amendment; Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, to provide for uncertificated Notes in addition to or in place of certificated Notes or to make changes that do not adversely affect the rights of any Noteholder, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA.

15.      Defaults and Remedies.

         Under the Indenture, Events of Default include: (1) the Company fails to pay any installment of interest on any of the Notes as and when due and payable, and such failure continues for 30 days, whether or not such payment is prohibited by Article 11 of the Indenture; (2) the Company fails to pay all or any part of the principal of, or premium, if any, on the Notes as and when the same become due and payable at maturity, redemption, by acceleration or otherwise, including, without limitation, pursuant to any repurchase offer, whether or not such payment is prohibited by Article 11 of the Indenture; (3) the Company fails to perform its obligations and agreements regarding any conversion of the Notes required under this Indenture and such failure continues for 30 days; (4) the Company fails to observe or perform any other covenant or agreement contained in the Notes or the Indenture and such failure continues for a period of 60 days after a written notice is given to the Company; (5) (A) the Company fails to make any payment at the final stated maturity, including any applicable grace period, in respect of any Indebtedness of the Company, other than non-recourse obligations, in an amount in excess of $10,000,000 and continuance of such failure for a 30-day period after written notice is given to the Company, or (B) the Company defaults with respect to any Indebtedness of the Company, other than non-recourse obligations, which default results in the acceleration of Indebtedness in an amount in excess of $10,000,000 without such Indebtedness having been discharged or such acceleration having been rescinded or annulled for a 30-day period after a written notice is given to the Company;
(6) certain events of bankruptcy, insolvency or reorganization with respect to the Company or any Significant Subsidiary; and (7) final unsatisfied judgments not covered by insurance aggregating in excess of $10,000,000, at any one time rendered against the Company or any of its Significant Subsidiaries and not stayed, bonded or discharged within 60 days. If an Event of Default (other than an Event of Default specified in clause (6) or (7) of Section 6.01 of the Indenture) occurs and is continuing, and unless the principal of all of the


                                     A-1-9

Notes shall have already become due and payable, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding, may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes becoming due and payable immediately upon the occurrence of such Events of Default.

         Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default (except a Default in payment of amounts specified in clause
(1) or (2) above) if it determines that withholding notice is in their interests.

16.      Subordination.

         The payment of principal of, premium, if any, interest and any other obligations of any kind evidenced by the Notes or the Indenture will be subordinated in right of payment, as set forth in the Indenture, to the prior payment in full in cash or cash equivalents of all Senior Indebtedness whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed.

17.      Trustee Dealings with the Company.

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

18.      No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

19.      Authentication.

         This Note shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Note.

20.      Abbreviations.

         Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).



                                     A-1-10

21.      GOVERNING LAW.

         THE INDENTURE AND THIS NOTE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                             ----------------------

         The Company will furnish to any Noteholder upon written request and without charge a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to:

                  Vector Group Ltd.
                  100 S.E. Second Street
                  Miami, Florida  33131
                  Attention:  General Counsel



                                     A-1-11

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

------------------------------------

------------------------------------

(Insert assignee's soc. sec. or tax ID no.)

------------------------------------

------------------------------------

------------------------------------
(Print or type assignee's name, address
and zip code)

and irrevocably appoint

_____________________ agent to transfer this
Note on the books of the Company. The agent may substitute another to act for him.

               CONVERSION NOTICE

To convert this Note into Common Stock of the Company, check the box:
                                           [ ]

To convert only part of this Note, state the principal amount to be converted (which must be $1,000 or an integral multiple of $1,000):

$_______________________________________

If you want the stock certificate made out in another person's name, fill in the form below:

-----------------------------------------------

-----------------------------------------------
(Insert other person's soc. sec. or tax ID no.)

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
(Print or type other person's name, address and zip code)

------------------------------------------------------------------------------

Date:                         Your Signature:
     -----------------------                 ---------------------------------

------------------------------------------------------------------------------
       (Sign exactly as your name appears on the other side of this Note)




                                     A-1-12

                                   EXHIBIT A-2

                           [Form of Certificated Note]

         THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH VECTOR GROUP LTD. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (D) OR
(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         [THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.]



                                     A-2-1

                                VECTOR GROUP LTD.
                 6 1/4% Convertible Subordinated Notes due 2008

                                                              CUSIP NO. ________

         No.:

         Issue Date:

         VECTOR GROUP LTD., a Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal sum of [___________] DOLLARS ($[__________]) on July 15, 2008.

         This Note shall bear interest as specified on the other side of this Note. This Note is convertible as specified on the other side of this Note.

         Additional provisions of this Note are set forth on the other side of this Note.

Dated:                                    VECTOR GROUP LTD.



                                          By
                                            -----------------------------------
                                              Name:
                                              Title:



TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

[                                   ],
as Trustee, certifies that this
is one of the Notes referred
to in the within-mentioned Indenture (as defined on the other side of this Note).


By_____________________________
         Authorized Signatory

Dated:   ______________________



                                     A-2-2

                                   EXHIBIT B-1

                              Transfer Certificate

         In connection with any transfer of any of the Notes within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Note hereby certifies with respect to $____________ principal amount of the above-captioned Notes presented or surrendered on the date hereof (the "Surrendered Notes") for registration of transfer, or for exchange or conversion where the Notes issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Notes for the reason checked below:

       [ ] A transfer of the Surrendered Notes is made to the Company or any subsidiaries; or

       [ ] The transfer of the Surrendered Notes complies with Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act"); or

       [ ] The transfer of the Surrendered Notes is to an institutional accredited investor, as described in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act; or

       [ ] The transfer of the Surrendered Notes is pursuant to an effective registration statement under the Securities Act, or

       [ ] The transfer of the Surrendered Notes is pursuant to an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act; or

       [ ] The transfer of the Surrendered Notes is pursuant to another available exemption from the registration requirement of the Securities Act.

and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Notes are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

       [ ]  The transferee is an Affiliate of the Company.

DATE:
       --------------------                 ----------------------------------
                                                       Signature(s)

            (If the registered owner is a corporation, partnership or
             fiduciary, the title of the Person signing on behalf of
                     such registered owner must be stated.)



                                     B-1-1

                                   EXHIBIT B-2

             Form of Letter to Be Delivered by Accredited Investors

Vector Group Ltd.
100 S. E. Second Street
Miami, Florida  33131
Attention:  General Counsel

U.S. Bank Trust National Association
180 East 5th Street
St. Paul, Minnesota  55101
Attention:  Corporate Trust Department
Telephone No.  (651) 244-0721
Facsimile No.  (651) 244-0711

Dear Ladies and Gentlemen:

         We are delivering this letter in connection with the proposed transfer of $_____________ principal amount of the 6 1/4% Convertible Subordinated Notes due 2008 (the "Notes") of Vector Group Ltd. (the "Company"), which are convertible into shares of the Company's Common Stock, $0.10 par value per share (the "Common Stock").

         We hereby confirm that:

                  (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

                  (ii) the purchase of Notes by us is for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Notes fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

                  (iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes; and



                                     B-2-1

                  (iv) we are not acquiring Notes with a view to distribution thereof or with any present intention of offering or selling Notes or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

         We understand that the Notes were originally offered and sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes and the shares of Common Stock (the "Notes") issuable upon conversion thereof have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that if in the future we decide to resell or otherwise transfer such Notes prior to the date (the "Resale Restriction Termination Date") which is two years after the later of the original issuance of the Notes and the last date on which the Company or an affiliate of the Company was the owner of the Note, such Notes may be resold or otherwise transferred only (i) to the Company or any subsidiary thereof, or (ii) for as long as the Notes are eligible for resale pursuant to Rule 144A, to a person it reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, or (iii) to an Institutional Accredited Investor that is acquiring the Note for its own account, or for the account of such Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (iv) pursuant to another available exemption from registration under the Securities Act (if applicable), or (v) pursuant to a registration statement which has been declared effective under the Securities Act and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Notes. We further agree to provide any person purchasing any of the Notes other than pursuant to clause (v) above from us a notice advising such purchaser that resales of such Notes are restricted as stated herein. We understand that the trustee or the transfer agent, as the case may be, for the Notes will not be required to accept for registration of transfer any Notes pursuant to (iii) or (iv) above except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Notes will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph other than certificates representing Notes transferred pursuant to clause (v) above.

         We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.



                                     B-2-2

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                   -------------------------------------------
                                    (Name of Purchaser)


                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:
Address:




                                     B-2-3